UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Eargo, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2665 North First Street, Suite 300 San Jose, California 95134
NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 7, 2023
To the Stockholders of Eargo, Inc.:
I am pleased to invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Eargo, Inc., a Delaware corporation (the “Company”), which will be held online at www.virtualshareholdermeeting.com/EAR2023, on June 7, 2023, at 11:00 A.M. Pacific Time. You may submit questions and vote online during the online Annual Meeting. We believe a virtual meeting provides expanded access, improves communication, enables increased stockholder attendance and participation and provides cost savings for our stockholders and the Company.
The Annual Meeting will be held for the following purposes, as more fully described in the accompanying Proxy Statement (the “Proxy Statement”):
(1)
To elect the two Class III director nominees named in the Proxy Statement to serve until the 2026 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified (“Proposal No. 1”);

(2)	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (“Proposal No. 2”);
(3)	To approve, on a non-binding, advisory basis, the compensation of our named executive officers (“Proposal No. 3”);
(4)	To approve an amendment to our 2020 Incentive Award Plan (the “2020 Plan”) to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 2,414,745 shares; and
(5)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on April 13, 2023 (the “Record Date”) can vote at this Annual Meeting or any adjournments that take place.
The Company’s Board of Directors recommends that you vote FOR the election of the two Class III director nominees named in Proposal No. 1; FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, as described in Proposal No. 2; FOR the approval of the compensation of the Company’s named executive officers on a non-binding, advisory basis, as described in Proposal No. 3; and FOR the amendment to the 2020 Plan, as described in Proposal No. 4.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting online, we encourage you to read the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022, and submit your proxy as soon as possible using one of the convenient voting methods described in the “Information About the Proxy Process and Voting” section in the Proxy Statement. If you receive more than one set of proxy materials or Notice of Internet Availability because your shares are registered in different names or addresses, each proxy should be signed and submitted to ensure that all of your shares will be voted. Please note that any stockholder attending the virtual Annual Meeting may vote at the Annual Meeting, even if the stockholder has already returned a proxy card or voting instruction card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.
We appreciate your continued support of Eargo and look forward to receiving your proxy.
By Order of the Board of Directors
/s/ Christian Gormsen
Christian Gormsen
President, Chief Executive Officer and Director

Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders    i

2665 North First Street, Suite 300
San Jose, California 95134
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
JUNE 7, 2023
The board of directors (the “Board” or “Board of Directors”) of Eargo, Inc. (referred to herein as the “Company”, “Eargo”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 7, 2023, at 11:00 A.M. Pacific Time. The Meeting will be held entirely online. You will be able to attend the Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/EAR2023.
•	This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
•	The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions (the “Proxy Card”).
In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”), over the internet in lieu of mailing printed copies. On or about April 24, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials to stockholders; which will contain instructions on how to access and review the proxy materials online, and will also contain instructions on how to request a printed copy of the proxy materials.
In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Form 10-K is also available on our website at https://ir.eargo.com/financial-information/sec-filings.
The only outstanding voting securities of Eargo are shares of common stock, $0.0001 par value per share (the “common stock”), of which there were 20,741,841 shares outstanding (excluding any treasury shares) as of April 13, 2023 (the “Record Date”). The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present by remote communication or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, then the chairperson of the meeting or the holders of a majority in voting power of the outstanding stock entitled to vote at the Annual Meeting, present by remote communication or represented by proxy, may adjourn the meeting from time to time to another time or place, if any.
Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders    1

INFORMATION ABOUT THE PROXY PROCESS AND VOTING
Why am I receiving these materials?
We have made these proxy materials available to you on the internet or, upon your request, have delivered printed proxy materials to you, because our Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be held on June 7, 2023, at 11:00 A.M. Pacific Time. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/EAR2023.
However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy.
This Proxy Statement, the Notice of Internet Availability, the Notice of Annual Meeting of the Stockholders and accompanying Proxy Card or voting instruction form will be first mailed or made available for access on or about April 24, 2023 to all stockholders of record entitled to vote at the Annual Meeting.
Who can vote at the Annual Meeting, and how do I vote or submit my proxy?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting and, on each matter to be voted upon, will have one vote for each share of common stock owned as of the Record Date. At the close of business on the Record Date, there were 20,741,841 shares of common stock issued and outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the virtual Annual Meeting or vote by proxy by telephone, internet or mail. Whether or not you plan to attend the Annual Meeting online, please submit a proxy to vote as soon as possible to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting online and vote online. In such case, your previously submitted proxy will be disregarded.
•
To vote by proxy over the internet. To vote by proxy over the internet, follow the instructions provided on your Notice of Internet Availability, or, if you receive printed proxy materials, follow the instructions provided on your Proxy Card.

•	To vote by proxy by telephone. If you receive printed proxy materials, you may also vote by submitting a proxy via telephone by following the instructions on your Proxy Card.
•
To vote by proxy by mail. If you receive printed proxy materials, you may also vote by mail: simply complete, sign and date the Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

•
To vote by attending the virtual Annual Meeting. You may vote your shares at www.virtualshareholdermeeting.com/EAR2023. You will be asked to provide the 16-digit control number from your Notice of Internet Availability or Proxy Card, as applicable.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, custodian or other similar organization acting as nominee (each, a “broker”), then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker along with a voting instruction card. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner of the shares in your account, you have the right to direct your broker on how to vote your shares. Simply complete and mail the voting instruction card to ensure that your vote is counted.
You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the virtual Annual Meeting unless you request, obtain and submit, prior to the Annual Meeting, a valid proxy from your broker. If you wish to vote your shares at the Annual Meeting rather than submitting a voting instruction form to your broker, follow the instructions from your broker.
2    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)

What am I voting on?
There are four matters scheduled for a vote at the Annual Meeting:
•
Proposal No. 1—To elect the two nominees for Class III director named herein to serve for a three-year term of office expiring at the 2026 Annual Meeting and until his or her successor has been duly elected and qualified.

•	Proposal No. 2—To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.
•	Proposal No. 3—To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.
•
Proposal No. 4— To approve an amendment to the Company’s 2020 Incentive Award Plan (the “2020 Plan”) to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 2,414,745 shares.

For Proposal No. 1, you may either vote “For” the nominees to the Board of Directors or you may “Withhold” your vote. For Proposal No. 2, Proposal No. 3 and Proposal No. 4, you may vote “For” or “Against” or abstain from voting.
Please note that by casting your vote by submitting a proxy for your shares you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.
Who counts the votes?
Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes (the “Inspector of Election”). If you are a stockholder of record, your executed Proxy Card is voted at the Annual Meeting and returned directly to Broadridge for tabulation. If you hold your shares through a broker, your broker returns one Proxy Card to Broadridge on behalf of all its clients.
How are votes counted?
Votes will be counted by the Inspector of Election appointed for the Annual Meeting, who will separately count “For” votes for all proposals, and, with respect to Proposal No. 2, Proposal No. 3, and Proposal No. 4, “Against” votes and abstentions. In addition, with respect to Proposal No. 1, the election of directors, the Inspector of Election will count the number of “Withheld” votes and broker non-votes received. With respect to Proposal No. 3 and Proposal No. 4, the Inspector of Elections will also count the number of broker non-votes received. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. Proposal No. 1 (Election of Directors), Proposal No. 3 (Say-on-Pay) and Proposal No. 4 (Amendment to 2020 Plan) are “non-routine” proposals. If you do not instruct your broker how to vote with respect to Proposals No. 1, No. 3 and No. 4, your broker will not vote on these proposals, as applicable, and, assuming that your broker exercises its discretionary authority on Proposal No. 2, your shares will be recorded as “broker non-votes” with respect to Proposals No. 1, No. 3 and No. 4.
Withhold votes, abstentions and broker non-votes will be counted for purpose of determining whether a quorum exists.
See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders    3

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)

Which ballot measures are considered “routine” or “non-routine?”
Only the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023 (Proposal No. 2) is considered “routine” under applicable rules. A broker may generally vote on routine matters, and therefore no broker non-votes are expected to occur with respect to Proposal No. 2. Proposal No. 1 (Election of Directors), Proposal No. 3 (Say-on-Pay) and Proposal No. 4 (Amendment to 2020 Plan) are “non-routine” proposals. A broker cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 1, Proposal No. 3 and Proposal No. 4.
How many votes are needed to approve the proposals?
With respect to Proposal No. 1, directors will be elected by a plurality of the votes cast, which means that the two nominees receiving the highest number of “For” votes will be elected. Stockholders do not have cumulative voting rights.
With respect to Proposal No. 2, the affirmative vote of the holders of a majority of votes cast (excluding abstentions) is required for approval. This is a routine proposal, and therefore we do not expect any broker non-votes.
With respect to Proposal No. 3 and Proposal No. 4, the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) is required for approval. Abstentions and broker non-votes will have no impact on the outcome of this proposal. Abstentions and broker non-votes will be counted for purpose of determining whether a quorum exists.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.
What if I return a Proxy Card or vote by proxy over the internet but do not make specific choices?
If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, or if you vote by proxy over the internet but do not mark the boxes showing how you wish to vote on a particular proposal at the Annual Meeting, your shares will be voted as follows:
•	“For” the election of each of the nominees for director;
•	“For” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
•	“For” the approval on a non-binding, advisory basis, of the compensation of the Company’s named executive officers; and
•	“For” the approval of an amendment to the 2020 Plan;
If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on the Proxy Card) will vote your shares in his or her discretion.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. All costs of solicitation of proxies will be borne by us. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of materials?
If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards or Notices of Internet Availability.
4    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)

Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•
You may do so over the internet, by phone or by mail by following the instructions contained in the proxy materials including that you may submit another properly completed Proxy Card with a later date.

•	You may send a written notice that you are revoking your proxy to the Secretary of the Company at 2665 North First Street, Suite 300, San Jose, California 95134.
•
You may attend the Annual Meeting online and vote by following the instructions at www.virtualshareholdermeeting.com/EAR2023. Simply attending the Annual Meeting online will not, by itself, revoke your proxy.

If your shares are held by your broker, you should follow the instructions provided by them.
How do I attend the virtual Annual Meeting?
The webcast of the Annual Meeting will begin promptly at 11:00 A.M. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 A.M. Pacific Time, and you should allow reasonable time for the check-in procedures.
To attend the Annual Meeting, stockholders will need to log in to www.virtualshareholdermeeting.com/EAR2023 using the 16-digit control number on the Proxy Card or voting instruction form.
Can I submit questions prior to or at the virtual Annual Meeting?
An online portal will be available to our stockholders at www.virtualshareholdermeeting.com/EAR2023. Stockholders may access this portal and submit questions and vote during the Annual Meeting. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card or voting instruction form to submit questions and vote at our Annual Meeting. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought before stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. Questions and answers may be grouped by topic, and substantially similar questions will be answered only once.
Will technical assistance be provided before and during the virtual Annual Meeting?
Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
When are stockholder proposals due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 26, 2023 to the Secretary of the Company at 2665 North First Street, Suite 300, San Jose, California 95134; provided, that if the date of the annual meeting is more than 30 days from June 7, 2024, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. Pursuant to our Amended and Restated Bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must do so between February 8, 2024 and March 9, 2024; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after June 7, 2024, you must give notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. Additionally, a stockholder who intends to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice provisions of our Amended and Restated Bylaws must comply with the additional requirements of Rule 14a-19(b). You are advised to review our Amended and Restated Bylaws, which contain additional requirements for advance notice of stockholder proposals and director nominations.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote on the Record Date are present in attendance online or represented by proxy at the Annual Meeting. On the Record Date, there were 20,741,841 shares outstanding and entitled to vote. Accordingly, 10,370,921 shares must be represented by stockholders present at the Annual Meeting online or by proxy to have a quorum.
Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders    5

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)

Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting online. Abstentions, “withhold” votes and broker non-votes will be counted toward the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or the holders of a majority in voting power of the stockholders entitled to vote at the Annual Meeting, in attendance online or represented by proxy, may adjourn the Annual Meeting to another time or place.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.
Numbers adjusted for Reverse Stock Split
On January 17, 2023, the Company effected a 1-for-20 reverse stock split of its common stock. No fractional shares were issued as a result of the reverse stock split. Proportionate adjustments were made to the number of shares of common stock reserved for issuance and other share limits under our equity incentive plans and employee stock purchase plan, and to the number of shares underlying outstanding equity awards and the per share exercise price of outstanding options. All share and per share information, including exercise price per share relating to option awards, presented herein has been retroactively adjusted to reflect the reverse stock split.
6    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Our Board is divided into three classes. Our Amended and Restated Certificate of Incorporation provides that each class will consist, as nearly as possible, of one-third of the total number of directors, and each class has a staggered, three-year term. Unless the Board determines that vacancies or newly created directorships created by increases in the number of directors shall be filled by the stockholders, and except as otherwise provided by law, vacancies and newly created directorships on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even though less than a quorum. A director elected by the Board to fill a vacancy or a newly created directorship shall serve for the remainder of the full term of the class of directors in which the vacancy or newly created directorships occurred and until such director’s successor is elected and qualified.
The Board currently consists of seven directors, divided into the three following classes:
•	Class I directors: Trit Garg, M.D., Christian Gormsen, and David Wu, whose current terms will expire at the annual meeting of stockholders to be held in 2024;
•	Class II directors: Justin Sabet-Peyman and Donald Spence, whose current terms will expire at the annual meeting of stockholders to be held in 2025; and
•	Class III directors: Katie Bayne and Karr Narula, whose current terms will expire at the Annual Meeting.
At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.
At the Annual Meeting, the stockholders will vote on the election of two Class III directors. Katie Bayne and Karr Narula have been nominated by the Board to serve as Class III directors and have agreed to stand for election. If elected, Ms. Bayne and Mr. Narula will hold office from the date of his or her election by the stockholders until the third subsequent annual meeting of stockholders and until his or her successor is elected and has been qualified, or until his or her earlier death, resignation or removal.
Shares represented by proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Ms. Bayne and Mr. Narula have each agreed to serve if elected, and the management of the Company (“management”) has no reason to believe that either Ms. Bayne or Mr. Narula will be unable to serve.
Vote Required for Approval
The election of each of the Class III directors requires a plurality of the votes cast at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NAMED NOMINEE.
Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders    7

PROPOSAL NO. 1 ELECTION OF DIRECTORS (continued)

The following table sets forth, for the Class III director nominees who are currently standing for election and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages and position/office held within the Company:
Name	Age	Position(s)
Class III Directors standing for re-election at the Annual Meeting
Katie Bayne(1)(3)	56	Director
Karr Narula	43	Director
Class I Directors whose terms expire at the 2024 Annual Meeting of Stockholders
Trit Garg, M.D.(2)(3)	33	Director
Christian Gormsen	46	President, Chief Executive Officer and Director
David Wu(1)(2)	54	Director
Class II Directors whose terms expire at the 2025 Annual Meeting of Stockholders
Justin Sabet-Peyman(2)(3)	40	Director
Donald Spence(1)	69	Chair of the Board and Director
(1)	Member of our Audit Committee (as described below).
(2)	Member of our Compensation Committee (as described below).
(3)	Member of our Nominating and Corporate Governance Committee (as described below).
Set forth below is biographical information for the nominees for election at the Annual Meeting and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.
Nominees for Election to a Three-Year Term Expiring at the 2026 Annual Meeting of Stockholders
Katie J. Bayne has served as a member of our Board since June 2021. Since February 2019, Ms. Bayne has served as a Senior Advisor with Guggenheim Securities, LLC, the investment banking and capital markets division of Guggenheim Partners. Since March 2018, Ms. Bayne has also served as founder and President of Bayne Advisors, a strategic and advisory firm. Prior to serving in her current roles, from 1989 to 2018, Ms. Bayne served in numerous roles at The Coca-Cola Company focused on general management, strategy, retail and consumer marketing in the United States, Australia and globally, including President, North America Brands and Chief Marketing Officer, North America. Ms. Bayne previously served as a member of the board of directors for Ascena Retail Group, Inc., Ann Inc. and Beazer Homes USA. Ms. Bayne currently serves as a member of the board of directors of the following publicly traded companies: Acreage Holdings, Inc. and The Honest Company, Inc. Ms. Bayne is also a member of the board of trustees of the Fuqua School of Business at Duke University and is on the executive board of the Cox School of Business at Southern Methodist University. Ms. Bayne holds a B.A. in Psychology from Duke University and an M.B.A. from Duke University’s Fuqua School of Business.
We believe that Ms. Bayne is qualified to serve on our Board due to her strong background in consumer strategy, retail and consumer marketing and brand management.
Karr Narula has served as a member of our Board since December 2022. Mr. Narula is a Founding Partner of Patient Square Capital, a health care focused investment firm that he joined in March 2021. He has over 18 years of health care investment and operations experience. At Patient Square, Mr. Narula brings an operational lens to health care investment decisions and oversees the firm’s Transformation and Growth (TAG) Team, which deploys specialized transformation and growth capabilities to unlock value within portfolio companies. He currently serves on the Board of Directors of Access Tele care and previously served on the Boards of Blue Sprig Pediatrics and Access Physicians.
Prior to Patient Square, Mr. Narula spent 13 years at KKR, a private equity firm, from 2007 until 2020, where he was a Partner and Head of KKR’s Portfolio Operations Team (KKR Capstone) in the Americas. In this role, he led the team responsible for value creation across all industries and asset classes in the Americas and directly drove value creation efforts within the health care sector. While at KKR, Mr. Narula was a member of KKR’s Americas Private Equity Portfolio Management Committee, KKR’s Health Care Strategic Growth Portfolio Management Committee, and KKR’s Portfolio Operations Global Operating Committee. Prior to joining KKR in 2007, he was a private equity investor at HIG Capital and before that, a consultant at Bain & Company in San Francisco and in London.
8    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 1 ELECTION OF DIRECTORS (continued)

Mr. Narula holds a B.S. in Industrial Engineering with Distinction from Stanford University and an M.B.A. from Harvard Business School.
We believe that Mr. Narula is qualified to serve on our Board due to the valuable expertise and perspective he brings with his financial background and his extensive investment experience and board roles in the healthcare industry.
Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders
Dr. Trit Garg has served as a member of our Board since December 2022. Dr. Garg has served as a Vice President at Patient Square Capital, a health care focused investment firm, since October 2021. Prior to joining Patient Square, Dr. Garg was at HealthQuest Capital from 2018 to 2021 where he was most recently a Principal. Previously Dr. Garg was a resident physician in Internal Medicine at Stanford University Hospital from 2017 to 2018. Earlier during his medical training, Dr. Garg spent time at KKR, a private equity firm, and McKinsey & Company. Dr. Garg currently serves on the Board of Directors of Access TeleCare. Dr. Garg holds an M.D. from Stanford Medical School and an M.B.A. from Stanford’s Graduate School of Business. He graduated with a B.A. with High Distinction from the University of California, Berkeley, where he was a Regents’ and Chancellor’s Scholar.
We believe that Dr. Garg is qualified to serve on our Board due to the valuable expertise and perspective he brings with his medical and financial backgrounds and his extensive investment experience in the healthcare industry.
Christian Gormsen has served as a member of our Board since November 2014 and as our President and Chief Executive Officer since June 2016. From June 2014 to June 2016, Mr. Gormsen served as Commercial Director, EMEA, of ISS A/S, a global facility services company. Prior to that, he spent a decade at GN Group, a global leader in intelligent audio solutions including hearing aids, in roles of increasing responsibility until he became the Senior Vice President of Operations, Europe and Strategic Accounts. Mr. Gormsen started his career in investment banking before transitioning to McKinsey & Company, a management consulting firm. Mr. Gormsen received a B.S. in economics and his M.S. in economics and business administration from the Copenhagen Business School.
We believe that Mr. Gormsen is qualified to serve on our Board due to the valuable expertise and perspective he brings in his capacity as our President and Chief Executive Officer and because of his extensive experience and knowledge of our industry.
David Wu has served as a member of our Board since July 2014. Since 2012, Mr. Wu has been a Partner at Maveron LLC, a venture capital firm, where his primary focus is emerging consumer internet companies. Mr. Wu leads Maveron’s investments in Illumix, inkbox, Booster, Wave, PlutoXR and Eargo, and serves on each company’s board of directors. Mr. Wu received a B.S. in electrical engineering and a B.A. in quantitative economics from Stanford University.
We believe that Mr. Wu is qualified to serve on our Board due to the valuable expertise and perspective he brings with his experience investing in consumer-facing companies.
Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders
Justin Sabet-Peyman has served as a member of our Board since December 2022. Mr. Sabet-Peyman is a Partner at Patient Square Capital, a health care focused investment firm, where he has worked since September 2021. Mr. Sabet-Peyman previously worked at KKR on the Americas Health Care Team from 2008 until 2019, where he focused on private equity and growth equity investing. He also spent a year helping to build the Direct Investments platform at Mubadala Investment Company from 2020 until 2021, and he started his career at McKinsey & Company where he served corporate and private equity clients.
Mr. Sabet-Peyman currently serves on the Board of Directors of Access Telecare and previously served on the Boards of Heartland Dental, PetVet Care Centers, Trilogy MedWaste, Ebb Therapeutics, EchoNous, Arbor Pharmaceuticals, and Lake Region Medical.
Mr. Sabet-Peyman received his B.S. and M.S. in Electrical Engineering from Stanford University where he graduated as the Henry Ford II Scholar and was a Mayfield Fellow.
We believe that Mr. Sabet-Peyman is qualified to serve on our Board due to the valuable expertise and perspective he brings with his financial background and his extensive investment experience in the healthcare industry.
Donald Spence has served as a member of our Board, as well as our non-executive Chair, since December 2022. Mr. Spence retired in August 2019 as President and Chief Executive Officer of Ebb Therapeutics, a company in the business of developing and marketing medical products for the treatment of insomnia, a position he held since March 2017. Prior to joining Ebb Therapeutics, Mr. Spence
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PROPOSAL NO. 1 ELECTION OF DIRECTORS (continued)

served as Chairman and Chief Executive Officer of Lake Region Medical, Inc. from 2010 until its acquisition by Integer Holdings Corporation in October 2015. From 2005 to 2008, he served as President of the Sleep and Home Respiratory Group for Philips Respironics, and from 2008 to 2010 as Chief Executive Officer of Philips Home Healthcare Solutions. Prior to that, Mr. Spence spent eight years with GKN Sinter Metals, as Senior Vice President for Global Sales and Marketing from 1998 to 2001 and as President from 2001 to 2005. Prior to 1998, he served in a number of roles at BOC Group, PLC over a 15-year career at that company including President, Ohmeda Medical Systems from 1997 to 1998. Mr. Spence serves on the boards of the following publicly held companies: Integer Holdings Corp (NYSE: ITGR) and Vapotherm, Inc. (NYSE: VAPO), both medical device manufacturers. Mr. Spence also serves on the board of Linguaflex, Inc. Mr. Spence earned his B.A. in Economics from Michigan State University and his M.A. in Economics from Central Michigan University.
We believe that Mr. Spence is qualified to serve on our Board due to his executive leadership experience and board roles in the healthcare industry.
10    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed Deloitte & Touche LLP (“Deloitte”), as our independent registered public accounting firm for the year ending December 31, 2023, and is seeking ratification of this selection by our stockholders at the Annual Meeting. Deloitte has audited our financial statements for each of our fiscal years since the fiscal year ended December 31, 2017. Representatives of Deloitte are expected to be in attendance online at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider the selection of Deloitte as our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Aggregate fees for professional services rendered for us by Deloitte & Touche LLP for the years ended December 31, 2022 and 2021 were as follows, all of which were approved by the Audit Committee:
	Year Ended December 31, (in thousands)
	2022	2021
Audit Fees(1)	$1,832	$3,185
Audit-Related Fees(2)	—	—
Tax Fees(3)	171	57
All Other Fees(4)	2	2
Total Fees	$2,005	$3,244
(1)
Represents the aggregate fees billed for the audit of the Company’s consolidated financial statements, review of the condensed consolidated financial statements included in the Company’s quarterly reports and services in connection with the statutory and regulatory filings or engagements for those years. Fees for our fiscal year ended December 31, 2021 also consisted of professional services rendered in connection with matters relating to an investigation by the United States Department of Justice related to insurance claims submitted for reimbursement. Fees for our fiscal year ended December 31, 2022 also consisted of professional services rendered in connection with our Registration Statement on Form S-1 related to our rights offering for up to 18,750,000 shares of newly issued common stock completed in November 2022 and the PSC Resale Registration Statement (as defined below).

(2)
Represents the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “audit fees.”

(3)	Represents the aggregate fees billed for tax compliance, advice and planning.
(4)
Represents the aggregate fees billed for all products and services that are not included under “audit fees,” “audit-related fees” or “tax fees” and consists of fees billed for subscriptions to an online accounting and financial reporting research assistance service.

Pre-Approval Policies and Procedures
Pursuant to its charter, the Audit Committee or the Chair of the Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if such service falls within applicable exceptions under SEC rules. The Audit Committee pre-approved all services provided by Deloitte for 2022 in accordance with its pre-approval policies.
Vote Required for Approval
The ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of the holders of a majority of votes cast (excluding abstentions and broker non-votes).
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
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CORPORATE GOVERNANCE
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions, and agents and representatives. The code of business conduct and ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics. The full text of our code of business conduct and ethics is available on our website at https://ir.eargo.com/. The Nominating and Corporate Governance Committee of our Board is responsible for overseeing our code of business conduct and ethics and any waivers applicable to any director, executive officer or employee. We intend to disclose any future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and agents and representatives, on our website identified above or in public filings.
Corporate Governance Guidelines
We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. Our Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, Board meetings and succession planning. The Corporate Governance Guidelines include the Board’s standards used in nominating director candidates, which include candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. A copy of our Corporate Governance Guidelines is available in the Investor Relations section of our website at https://ir.eargo.com/.
Independence of the Board of Directors
Patient Square Capital beneficially owns more than 50% of our outstanding voting securities, and we are therefore a “controlled company” within the meaning of the listing rules (the “Listing Rules”) of The Nasdaq Stock Market LLC (“Nasdaq”). For so long as we qualify as a controlled company, we may, at our sole election, rely upon the Listing Rules exemptions applicable to controlled companies, pursuant to which we are exempt from certain corporate governance requirements of Nasdaq such as the requirements that our Board have a majority of independent directors and that our Compensation Committee and Nominating and Corporate Governance Committee be composed entirely of independent directors. The “controlled company” exemption does not modify the independence requirements for our Audit Committee, and we comply with the requirements of the SEC and the Listing Rules requiring that our Audit Committee be composed exclusively of independent directors.
Under the Listing Rules, the definition of independence includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by the Listing Rules, our Board has made a determination as to each independent director that no relationship exists that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
Our Board has undertaken a review of the independence of each of our directors and considered whether any director has a material relationship with us that could compromise such individual’s ability to exercise independent judgment in carrying out their responsibilities. As a result of this review, our Board has determined that each of Katie Bayne, Donald Spence and David Wu qualifies, and prior to their respective resignations during 2022, each of Peter Tuxen Bisgaard, Doug Hughes, Josh Makower, M.D., Nina Richardson, and A. Brooke Seawell qualified, as independent in accordance with the Listing Rules.
As required under the Listing Rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.
Investors’ Rights Agreement
On June 24, 2022, we entered into an agreement (the “Note Purchase Agreement”) with an affiliate of Patient Square Capital (the “PSC Stockholder”) and Drivetrain Agency Services, LLC, as administrative agent and collateral agent (the “Administrative Agent”). Pursuant to the Note Purchase Agreement, we agreed to issue and sell up to $125.0 million in senior secured convertible notes (the “Notes”)
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CORPORATE GOVERNANCE (continued)

convertible into shares of our common stock to the PSC Stockholder, of which we issued $100.0 million in June 2022 and approximately $5.5 million in November 2022. We also agreed to conduct a rights offering for up to 18,750,000 shares of newly issued common stock (the “Rights Offering”). In connection with the completion of the Rights Offering, in accordance with the terms of the Note Purchase Agreement, the Notes converted into 15,821,299 shares of our common stock in November 2022, representing approximately 76.3% of our outstanding common stock as of the date of conversion and resulting in a change of control of the Company.
On June 24, 2022, in connection with the Note Purchase Agreement, we also entered into an Investors’ Rights Agreement (the “NPA Investors’ Rights Agreement”) with the PSC Stockholder, pursuant to which, among other things, the PSC Stockholder has the right to nominate a number of directors (“Investor Directors”) to our Board that is proportionate to the PSC Stockholder’s ownership of the Company, which will be rounded up to the nearest whole number (and shall in no event be less than one). The PSC Stockholder has the right to nominate six directors to our Board as of March 31, 2023. The PSC Stockholder has exercised its right to nominate three Investor Directors: Trit Garg, M.D., Karr Narula and Justin Sabet-Peyman.
Controlled Company Exemption
Patient Square Capital beneficially owns more than 50% of the combined voting power for the election of directors. As a result, we are a “controlled company” within the meaning of the Listing Rules. For so long as we qualify as a controlled company, we may, at our sole election, rely upon the Listing Rules exemptions applicable to controlled companies including, but not limited to, the following requirements:
•	that a majority of our Board consist of directors who qualify as “independent” as defined under the Listing Rules;
•	that we have a Nominating and Corporate Governance Committee that it is composed entirely of independent directors; and
•	that we have a Compensation Committee that it is composed entirely of independent directors.
Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. In the event that we cease to be a “controlled company” and our shares continue to be listed on Nasdaq, we will be required to comply with these provisions within the applicable transition periods.
Leadership Structure of the Board
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer and to implement a lead director in accordance with its determination regarding which structure would be in the best interests of our Company. Currently, our Chief Executive Officer and Chair positions are separate. Our Board has separated the roles of Chief Executive Officer and Chair on the basis that such separation promotes independent and effective oversight of management, particularly on key issues such as long-term strategic planning and risk management. Furthermore, this separation provides for focused engagement between these two roles in their respective areas of responsibility, while still providing for collaborative participation.
Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board administers its risk oversight function directly, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. While our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing our major financial risk exposures, as well as cybersecurity risks, and the steps our management has taken to monitor and control these exposures and risks. The Audit Committee also approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
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CORPORATE GOVERNANCE (continued)

Board Meetings and Information Regarding Committees of the Board of Directors
During 2022, our Board met 42 times. The Compensation Committee met eight times in 2022, the Nominating and Corporate Governance met seven times in 2022 and the Audit Committee met ten times in 2022. During 2022, each Board member attended at least 75% of the meetings of the Board and of the committees of the Board on which he or she served, in each case, to the extent such individual was a member of the Board and the relevant committee at the time of each meeting. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders; however, attendance is not mandatory.
Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees operates under a written charter that satisfies the applicable rules and regulations of the SEC and Listing Rules and that has been approved by our Board. These written charters are available in the Investor Relations section of our website at https://ir.eargo.com. Website addresses are provided as inactive textual references only. The information provided on or accessible through any website referenced in this Proxy Statement is not a part of, and is not incorporated by any reference into, this Proxy Statement.
Board Diversity Matrix
The following table sets forth Board level diversity information based on voluntary self-identification of our seven current directors, as of March 31, 2023.
Board Diversity Matrix (as of March 31, 2023)
Gender Identity	Female	Male	Non-Binary	Did Not Disclose
Directors	1	6	0	0
Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	2	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
Middle Eastern or North African	0	1
White	1	2	0	0
Two or More Races or Ethnicities	0	1	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Audit Committee
Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:
•	appoints our independent registered public accounting firm;
•	evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•	determines the engagement of the independent registered public accounting firm;
•	reviews and approves the scope of the annual audit and pre-approves the audit and non-audit fees and services;
•	reviews and approves all related party transactions on an ongoing basis;
•	establishes procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters;
•	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;
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CORPORATE GOVERNANCE (continued)

•	approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•	discusses on a periodic basis, or as appropriate, with management the Company’s policies and procedures with respect to risk assessment and risk management;
•
is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•
investigates any reports received through the ethics helpline and reports to the Board periodically with respect to any information received through the ethics helpline and any related investigations; and

•	reviews the Audit Committee charter and the Audit Committee’s performance on an annual basis.
Our Audit Committee consists of Katie Bayne, Donald Spence and David Wu. Our Board has determined that all members are independent under the Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. The chair of our Audit Committee is David Wu. Our Board has determined that Mr. Wu is an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S-K. Our Board has also determined that each member of our Audit Committee can read and understand fundamental consolidated financial statements, in accordance with the Listing Rules.
Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Respectfully Submitted, The Audit Committee of the Board of Directors David Wu, Chair Katie Bayne Donald Spence
The Report of the Audit Committee of the Board of Directors is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
Our Compensation Committee oversees policies relating to compensation and benefits of our officers and employees. The Compensation Committee reviews and approves or recommends corporate goals and objectives relevant to compensation of our executive officers (other than our Chief Executive Officer), evaluates the performance of these officers in light of those goals and objectives, and approves the compensation of these officers based on such evaluations. The Compensation Committee also reviews and approves or makes recommendations to our Board regarding the issuance of stock options and other awards under our stock plans to our executive officers (other than our Chief Executive Officer). The Compensation Committee reviews the performance of our Chief Executive Officer and makes recommendations to our Board with respect to his compensation, and our Board retains the authority to make compensation decisions relative to our Chief Executive Officer. The Compensation Committee reviews and evaluates, on an annual basis, the Compensation Committee charter and the Compensation Committee’s performance. The Compensation Committee has the authority to engage the services of outside consultants. For fiscal year 2022, the Compensation Committee retained Aon, a national compensation consulting firm, as its independent compensation consultant. Services provided by the independent compensation consultant during this period included reviewing and recommending changes to our peer group, as necessary; reviewing director, executive and senior officer compensation based on an analysis of market-based compensation data of comparable public companies; and providing general information concerning director and executive compensation trends and developments. To facilitate the delivery of these services to the
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CORPORATE GOVERNANCE (continued)

Compensation Committee, Aon interfaces with our management, primarily with our Chief Financial Officer, Chief Legal Officer and Senior Vice President of People Operations. In April 2023, our Compensation Committee reviewed Aon’s independence under applicable SEC and Listing Rules. Our Compensation Committee concluded that Aon is independent within the meaning of such rules and that its engagement did not present any conflict of interest.
Our Compensation Committee consists of Trit Garg, M.D., Justin Sabet-Peyman and David Wu. We currently avail ourselves of the “controlled company” exemption under the Listing Rules, pursuant to which we are exempt from the requirement to have a compensation committee that is composed entirely of independent directors. No member of the Compensation Committee is, or was in 2022, an executive officer of the Company. The chair of our Compensation Committee is Mr. Sabet-Peyman.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. With the goal of developing a diverse, independent and highly qualified Board, the Nominating and Corporate Governance Committee evaluates candidates in accordance with the qualification standards and selection criteria set forth in our Corporate Governance Guidelines. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected identified candidates, as appropriate. Candidates for the Board are generally selected based on desired skills and experience in the context of the existing composition of the Board and needs of the Board and its committees at that time, including the requirements of applicable SEC rules and the Listing Rules and the PSC Stockholder’s rights to nominate directors under the NPA Investors’ Rights Agreement. When considering candidates for nomination, the Nominating and Corporate Governance Committee may take into consideration many factors, including, among other things, a candidate’s experience with corporate management, public company board membership, professional and academic experience, leadership skills, finance and accounting and/or executive compensation experience, and ability to devote adequate time and effort to responsibilities of the Board in the context of its existing composition. We believe it is important to have a diverse Board and, as such, our Corporate Governance Guidelines provide for the consideration of candidates’ background, gender, age and ethnicity. Our Nominating and Corporate Governance Committee considers these and other factors as it oversees Board and committee evaluations, and as it recommends nominees to our full Board for election. The Nominating and Corporate Governance Committee is also responsible for overseeing our corporate governance policies and making recommendations to our Board concerning governance matters, including assisting the Board in its assessment of the independence of our directors.
Our Nominating and Corporate Governance Committee consists of Katie Bayne, Trit Garg, M.D. and Justin Sabet-Peyman. We currently avail ourselves of the “controlled company” exemption under the Listing Rules, pursuant to which we are exempt from the requirement to have a nominating and corporate governance committee that is composed entirely of independent directors. The chair of our Nominating and Corporate Governance Committee is Mr. Sabet-Peyman.
Stockholder Nominations
The Nominating and Corporate Governance Committee will consider written nominations of director nominees from stockholders. Notice of any such nomination must be submitted to the Secretary of the Company and must include the information and comply with the timing requirements set forth in our Amended and Restated Bylaws. In order for a stockholder to nominate a director nominee for election at our 2024 annual meeting of stockholders, a stockholder must submit the required notice under our Amended and Restated Bylaws between February 8, 2024 and March 9, 2024; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after June 7, 2024, a stockholder wishing to provide notice of a director nomination must give the required notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. Additionally, a stockholder who intends to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice provisions of our Amended and Restated Bylaws must comply with the additional requirements of Rule 14a-19(b).
Hedging and Pledging Policy
Our Insider Trading Policy prohibits officers, directors, employees and designated consultants of the Company and its subsidiaries from purchasing our securities on margin, pledging the Company’s securities as collateral to secure loans, holding our securities in margin accounts, hedging or monetization transactions, including through the use of financial instruments such as zero-cost collars and forward sale contracts, trading in puts, calls or other derivative securities involving the Company’s equity securities, on an exchange or in any other organized market, or engaging in short selling of our securities.
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CORPORATE GOVERNANCE (continued)

Stockholder Communications with the Board
Our Board believes that stockholders should have an opportunity to communicate with the Board, and efforts have been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders wishing to communicate with the Board or an individual director may send a written communication to the Board or such director c/o Attn: Secretary, 2665 North First Street, Suite 300, San Jose, California 95134. The Secretary will review each communication. The Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or otherwise inappropriate, in which case the Secretary will not provide the communication to members of the Board.
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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Other than compensation arrangements, including employment arrangements, with our directors and executive officers, including those discussed in “Executive Compensation” and “Director Compensation,” the following is a description of each transaction since January 1, 2021 in which:
•	we were a party or will be a party;
•	the amounts involved exceeds the lesser of (i) $120,000 and (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years; and
•	any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Patient Square Capital Transaction
Overview
On June 24, 2022, we entered into the Note Purchase Agreement with the PSC Stockholder and the Administrative Agent. Pursuant to the Note Purchase Agreement, we agreed to issue and sell up to $125.0 million in Notes, of which we issued $100.0 million in June 2022 and approximately $5.5 million in November 2022. We also agreed to conduct the Rights Offering for up to 18,750,000 newly issued shares of common stock. In connection with the completion of the Rights Offering, in accordance with the terms of the Note Purchase Agreement, the Notes converted into 15,821,299 shares of our common stock (the “Conversion Shares”) in November 2022, representing approximately 76.3% of our outstanding common stock as of the date of conversion and resulting in a change of control of the Company.
As of March 31, 2023, the PSC Stockholder held 15,821,299 shares, representing approximately 76.3% of our outstanding common stock.
NPA Investors’ Rights Agreement
On June 24, 2022, in connection with the Note Purchase Agreement, we also entered into the NPA Investors’ Rights Agreement with the PSC Stockholder, pursuant to which, among other things, we granted the PSC Stockholder certain governance, information and other rights.
The PSC Stockholder has the right to nominate the number of Investor Directors to our Board that is proportionate to the PSC Stockholder’s ownership of the Company, rounded up to the nearest whole number (and in no event be less than one). As of March 31, 2023, the PSC Stockholder has the right to nominate six directors to our Board. The PSC Stockholder has exercised its right to nominate three Investor Directors, Trit Garg, M.D., Karr Narula and Justin Sabet-Peyman, each of whom became directors effective as of December 7, 2022.
We have entered into an indemnification agreement with each Investor Director (the “Investor Director Indemnification Agreement”). The Investor Director Indemnification Agreement generally requires us, among other things, to indemnify each Investor Director against certain liabilities that may arise by reason of their status or service as a director. The Investor Director Indemnification Agreement also generally requires us to advance any expenses incurred by each Investor Director as a result of any proceeding against them as to which they could be indemnified. These indemnification provisions and the Investor Director Indemnification Agreements may be sufficiently broad to permit indemnification of each Investor Director for liabilities, including reimbursement of expenses incurred, arising under the Securities Act of 1933, as amended (the “Securities Act”).
Registration Rights Agreement
One June 28, 2022, we and the PSC Stockholder also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, we granted the PSC Stockholder certain customary demand and piggyback registration rights. Under the Registration Rights Agreement, we agreed to use our reasonable best efforts to file a registration statement providing for the resale of the Conversion Shares within ten business days of the completion of the Rights Offering, and to maintain its effectiveness thereafter for so long as any registrable securities remain outstanding. On December 16, 2022, we filed a registration statement on Form S-1 (File No. 333-268859) (as amended, the “PSC Resale Registration Statement”) to register the Conversion Shares. The PSC Resale Registration Statement became effective on February 13, 2023.
18    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

Policies and Procedures for Related Person Transactions
Our Board has adopted a written related-person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction. All of the transactions described above occurred prior to the adoption of this policy.
Indemnification Agreements
We have entered into indemnification agreements with certain of our current directors, executive officers and certain other employees. Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by applicable law.
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DIRECTOR COMPENSATION
Director Compensation Program
Pursuant to the compensation policy for our non-employee directors (the “Director Compensation Program”), which became effective in October 2020 in connection with our IPO, our non-employee directors receive cash compensation as follows:
•	Each non-employee director receives an annual cash retainer in the amount of $40,000 per year.
•	The non-executive Chairperson receives an additional annual cash retainer in the amount of $35,000 per year.
•
The chairperson of the Audit Committee receives additional annual cash compensation in the amount of $20,000 per year for such chairperson’s service on the Audit Committee. Each non-chairperson member of the Audit Committee receives additional annual cash compensation in the amount of $10,000 per year for such member’s service on the Audit Committee.

•
The chairperson of the Compensation Committee receives additional annual cash compensation in the amount of $15,000 per year for such chairperson’s service on the Compensation Committee. Each non-chairperson member of the Compensation Committee receives additional annual cash compensation in the amount of $7,500 per year for such member’s service on the Compensation Committee.

•
The chairperson of the Nominating and Corporate Governance Committee receives additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the Nominating and Corporate Governance Committee. Each non-chairperson member of the Nominating and Corporate Governance Committee receives additional annual cash compensation in the amount of $5,000 per year for such member’s service on the Nominating and Corporate Governance Committee.

Under the Director Compensation Program as in effect as of October 2020, each non-employee director would also automatically be granted (i) an option to purchase that number of shares of our common stock calculated by dividing (a) $200,000 by (b) the per share grant date fair value of the option, calculated based on the 30 trading day average closing price of our common stock as of the date of grant (or if the date of grant is not a trading day, the immediately preceding trading day) and using assumptions published in our most recent periodic report as of the date of grant, rounded down to the nearest whole share, upon the director’s initial appointment or election to our Board, referred to as the Initial Grant, and (ii) for each non-employee director who has served for at least 6 months as of the date of each annual meeting, an option to purchase that number of shares of our common stock calculated by dividing (a) $120,000 by (b) the per share grant date fair value of the option, calculated based on the 30 trading day average closing price of our common stock as of the trading day immediately preceding the date of grant and using assumptions published in our most recent periodic report as of the date of grant, rounded down to the nearest whole share, automatically on the date of each annual meeting thereafter, referred to as the Annual Grant. The Initial Grants vest and become exercisable as to 1/36th of the underlying shares on a monthly basis over three years, subject to continued service through each applicable vesting date. The Annual Grants vest and become exercisable as to 1/12th of the underlying shares on each monthly anniversary of the applicable date of grant, provided, that if our annual meeting immediately following the date of grant takes place prior to the first anniversary of the date of grant, the Annual Grants vest and become exercisable immediately prior to our annual meeting following the date of grant, subject to continued service through each applicable vesting date.
In the event of a change in control (as defined under the Director Compensation Program), each Initial Grant and Annual Grant, along with any other stock options or equity-based awards held by any non-employee director, will vest and become exercisable, as applicable, immediately prior to such change in control.
As a result of the uncertainty created by the United States Department of Justice’s (the “DOJ”) investigation related to insurance claims submitted for reimbursement to various federal employee health plans under the Federal Employee Health Benefits program, of which we became aware on September 21, 2021, and the various claims audits initiated by various third-party payors, the Board determined to suspend the non-employee director compensation program with respect to the option awards that would otherwise have been awarded to non-employee directors automatically on the date of the Company’s annual meeting of stockholders held on November 9, 2021. On April 29, 2022, we entered into a civil settlement agreement with the U.S. government that resolved the DOJ investigation.
In August 2022, in accordance with recommendations from the Compensation Committee’s independent compensation consultant, the Human Capital Solutions division of Aon plc (“Aon”), the Board determined to grant each non-employee director an option having a grant date fair value of $120,000, the same grant date fair value a director would have received under the Director Compensation Program following our 2021 annual meeting of stockholders had such program not been suspended, but calculated based on the average closing trading price of our common stock from January 1, 2022 through the date of grant instead of using the trailing 30-day average closing trading price as of the date of grant, which was lower and would have resulted in a larger option grant. Aon also recommended that the stock options vest in twelve substantially equal monthly installments measured from November 9, 2021, the date of the 2021 annual meeting of stockholders, subject to continued service through the applicable vesting date, and that vested options remain outstanding and exercisable until the later of December 31, 2024 or 3 months following a termination of service. Accordingly, on August 23, 2022, we granted each non-employee director an option to purchase 3,740 shares of our common stock with an exercise price per share equal to $49.60 the closing trading price of our common stock on August 23, 2022, on the terms recommended by Aon.
20    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

Also in August 2022, in accordance with the recommendation of Aon, the Board modified the Director Compensation Program to provide that the grant date fair value of the option to be granted automatically to continuing directors on the date of the 2022 annual meeting of stockholders be calculated using the greater of $60.00 per share or, in accordance with the terms of the Director Compensation Program, the trailing 30-day average closing trading price as of the day prior to the date of the 2022 annual meeting of stockholders, or October 12, 2022. Accordingly, on October 12, 2022, we granted each non-employee director an option to purchase 3,703 shares of our common stock with an exercise price per share equal to $14.00, on the terms recommended by Aon.
In connection with the completion of the Rights Offering, in accordance with the terms of the Note Purchase Agreement, the Notes converted into 15,821,299 shares of our common stock (the “Conversion Shares”) in November 2022, representing approximately 76.3% of our outstanding common stock as of the date of conversion and resulting in a change of control of the Company. Each Initial Grant and Annual Grant under the Director Compensation Program vested and became exercisable, as applicable, immediately prior to such change in control in accordance with the program.
On December 2, 2022, the Board appointed Donald Spence as Class II director and Chair of the Board, as well as three Investor Directors: Trit Garg, M.D. as a Class I director, Karr Narula as a Class III director and Justin Sabet-Peyman as a Class II director, in each case, effective as of December 7, 2022. In connection with such appointments, the Board determined to grant each of the Investor Directors and Mr. Spence an option to purchase that number of shares of the Company’s common stock calculated by dividing $200,000 by the per share grant date fair value of the option, provided, that the price per share at which the grant date fair value will be calculated is the greater of $60.00 or the 30-trading day average closing price of the Company’s common stock as of December 6, 2022. Accordingly, on December 7, 2022, we granted to each of the Investor Directors and Mr. Spence an option to purchase 5,859 shares of our common stock with an exercise price per share equal to $14.60.
In April 2023, in response to the sustained volatility of our share price and in accordance with the recommendation of Aon, the Board amended the Director Compensation Program to include a ceiling on the number of shares underlying Annual Grants made to non-employee directors. Effective immediately, each non-employee director who has served on our Board for at least six months as of the date of each annual meeting, including the upcoming Annual Meeting, will be awarded an option on the date of such annual meeting, with the number of shares subject to each option equal to the lesser of (i) 5,000 and (ii) the number determined by dividing (a) $120,000 by (b) the per share grant date fair value of the option, calculated based on the 30 trading day average closing price of our common stock as of the trading day immediately preceding the date of grant and using assumptions published in our most recent periodic report as of the date of grant.
2022 Director Compensation Table
The following table sets forth information regarding the compensation earned for service as a non-employee director on our Board during the year ended December 31, 2022. The compensation for Mr. Gormsen, as a named executive officer, is set forth above under “—Summary Compensation Table.”
Name(1)	Fees earned or paid in cash ($)(2)	Option awards ($)(3)	Total ($)
Donald Spence	$5,775	$49,075	$54,850
Josh Makower, M.D.	90,530	129,064	219,594
Katie Bayne	45,679	129,064	174,743
Peter Tuxen Bisgaard	34,062	—	34,062
Trit Garg, M.D.	3,566	49,075	52,641
Doug Hughes	46,739	129,064	175,803
Karr Narula	2,718	49,075	51,793
Nina Richardson	37,174	100,232	137,406
Justin Sabet-Peyman	4,416	49,075	53,491
A. Brooke Seawell	56,087	129,064	185,150
David Wu	51,190	129,064	$180,253
(1)
Peter Tuxen Bisgaard resigned from our Board on August 3, 2022. Nina Richardson’s term as a director expired on October 12, 2022, at the 2022 annual meeting of stockholders. Each of Josh Makower, M.D., Doug Hughes and A. Brooke Seawell resigned from our Board, effective as of December 7, 2022. On December 2, 2022, the Board appointed Donald Spence as well as three Investor Directors: Trig Garg, M.D., Karr Narula and Justin Sabet-Peyman, each effective as of December 7, 2022.

Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders     21

(2)
These amounts include fees earned in 2022 and paid in 2023 in accordance with our Director Compensation Program, described above. Amounts earned by Messrs. Spence, Bisgaard, Hughes and Seawell and Mses. Bayne and Richardson were paid to them directly. Amounts earned by Dr. Makower were paid to NEA Management Company LLC; amounts earned by Dr. Garg and Messrs. Narula and Sabet-Peyman were paid to Patient Square Capital; and certain amounts earned by Mr. Wu were paid to Maveron LLC.

(3)
Amounts reported represent the aggregate grant date fair value of stock option granted to our non-employee directors during 2022, including initial grants to Messrs. Spence, Narula and Sabet-Peyman and Dr. Garg under our 2020 Plan (as defined below and such grants described in detail above), computed in accordance with ASC Topic 718. Assumptions used in the calculation of the amounts are included in Notes 2 and 9 to our audited consolidated financial statements included in the Form 10-K. As of December 31, 2022, our non-employee directors held the following outstanding options:

Name	Shares subject to outstanding options (#)
Donald Spence	5,859
Josh Makower, M.D.	7,776
Katie Bayne	7,959
Peter Tuxen Bisgaard	—
Trig Garg, M.D.	5,859
Doug Hughes	8,918
Karr Narula	5,859
Nina Richardson	6,581
Justin Sabet-Peyman	5,859
A. Brooke Seawell	8,918
David Wu	7,776
None of our non-employee directors held unvested stock awards as of December 31, 2022.
22    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

INFORMATION REGARDING EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our executive officers:
Name	Age	Position(s)
Executive Officers
Christian Gormsen(1)	46	President, Chief Executive Officer and Director
William Brownie	56	Chief Operating Officer
Adam Laponis	46	Chief Financial Officer
(1)	Please see “Proposal No. 1 – Election of Directors – Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders” for Mr. Gormsen’s biography.
Executive Officers
William Brownie has served as our Chief Operating Officer since April 2019. From August 2016 through March 2019, Mr. Brownie served as our Chief Customer Operations Officer. In addition, from January 2017 to June 2019 he served as our Chief Financial Officer. From June 2015 to August 2016, Mr. Brownie served as an independent consultant to various companies. From January 2012 to June 2015, Mr. Brownie served as the Managing Director at Sonova e-Hearing Care, a group company of Sonova AG, a provider of hearing care products. Prior to that, from August 2001 to December 2011, Mr. Brownie served as Chief Financial Officer and then President and Chief Executive Officer of HearingPlanet Inc., which was purchased by Sonova AG. Mr. Brownie received a B.S. in business administration from San Diego State University-California State University.
Adam Laponis has served as our Chief Financial Officer since June 2019. From November 2018 to March 2019, Mr. Laponis served as Vice President of Financial Planning and Analysis for Tesla, an automotive and energy company, where he previously served as Senior Director of Finance from April 2017 to November 2018. Prior to that, he served as the Vice President and Chief Financial Officer of Cardiovascular Care of Cardinal Health, a healthcare services and products company, from October 2015 to April 2017. Prior to that, he served in various financial roles at Johnson & Johnson, a healthcare company, from August 2004 to October 2015. Mr. Laponis received a B.S. in chemical engineering from the University of California, Berkeley and his M.B.A. from the University of Southern California.
Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders     23

EXECUTIVE COMPENSATION
Introduction
This executive compensation section provides an overview of our executive compensation program for our named executive officers (“NEOs”) for our fiscal year ended December 31, 2022. In 2022, all of our executive officers were NEOs, as set forth below:
•	Christian Gormsen, our President and Chief Executive Officer;
•	William Brownie, our Chief Operating Officer; and
•	Adam Laponis, our Chief Financial Officer.
As a “smaller reporting company” under SEC rules, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.
Summary Compensation Table
The following table provides information regarding the compensation awarded to, earned by, or paid to our NEOs for services rendered in all capacities during the years ended December 31, 2022 and December 31, 2021.
Name and principal position	Year	Salary ($)(1)	Stock awards ($)(2)	Option awards ($)(2)	Non-equity incentive plan compensation ($)(3)	All other compensation ($)(4)	Total ($)
Christian Gormsen President and Chief Executive Officer	2022	550,000	—	—	440,000	1,200	991,200
	2021	537,101	3,201,416	1,690,280	110,000	1,200	5,539,997
William Brownie Chief Operating Officer	2022	390,000	—	—	234,000	1,200	625,200
	2021	368,750	867,570	458,610	58,500	1,200	1,754,630
Adam Laponis Chief Financial Officer	2022	390,000	—	—	195,000	1,200	586,200
	2021	368,750	867,570	457,898	48,750	1,200	1,744,168
(1)
The amount reported for Mr. Gormsen in 2021 includes a housing allowance of $25,000 that does not require substantiation and is indistinguishable from base salary. The housing allowance was discontinued on February 28, 2021.

(2)
In accordance with SEC rules, these columns reflect the aggregate grant date fair value of the stock awards and stock options granted during fiscal year 2021, computed in accordance with ASC 718 for stock-based compensation transactions. These amounts do not reflect the actual economic value realized by our NEOs. For a discussion of the valuation of the equity awards, including the assumptions used, see Notes 2 and 9 to our audited consolidated financial statements included in the Form 10-K for a discussion of these awards.

(3)
The amounts reported for 2021 represent the annual bonus earned by each NEO based on the timely launch of the Eargo 6. The amounts reported for 2022 represent the annual bonus earned by each NEO based on the achievement of corporate performance goals relating to milestones related to debt reduction.

(4)	The amounts reported represent a $100 per month technology stipend provided to all employees of the Company.
Elements of Executive Compensation
Our current executive compensation program generally consists of the following components:
•	base salary;
•	annual cash performance-based compensation;
•	equity-based incentive awards; and
•	other benefits as may be determined from time to time.
We combine these elements to formulate compensation packages intended to provide competitive pay, reward achievement of financial, operational, and strategic objectives, and align the interests of our executive officers with those of our stockholders. The overall use and weight of each compensation element is based on our Compensation Committee’s subjective determination of the importance of each element in meeting our overall objectives, including motivating executive officers with an owner’s mentality.
Base Salary
Base salaries for our NEOs are initially established through arm’s-length negotiations at the time of the NEO’s hiring, taking into account such NEO’s qualifications and experience, the scope of his responsibilities and competitive market compensation paid by other
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EXECUTIVE COMPENSATION (continued)

companies for similar positions within the industry and geography. Base salaries are reviewed periodically, typically in connection with our Compensation Committee’s annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.
In 2022, in response to the uncertainty created by the DOJ investigation and the various claims audits initiated by various third-party payors, the Compensation Committee determined not to change the base salary compensation of our NEOs from the prior year.
Name	2022 base salary
Christian Gormsen	$550,000
William Brownie	390,000
Adam Laponis	390,000
Annual Performance-Based Compensation
Annual bonus opportunities are intended to motivate our executives to achieve short-term performance goals, which the Compensation Committee believes ultimately serves to advance our overall long-term strategic objectives and creation of stockholder value. The 2022 annual target bonus amounts for each of Mr. Gormsen, Mr. Brownie and Mr. Laponis were set at 80%, 60% and 50%, of their respective salary levels. These amounts remained unchanged from the prior year.
Actual bonuses paid to our executive officers have historically been based on achievement of pre-established corporate performance goals approved by the Compensation Committee and Board at the beginning of the fiscal year. In 2022, due to the ongoing impact of, and uncertainty created by, the DOJ investigation, the Compensation Committee and Board modified such corporate performance goals following the issuance of $100 million in convertible notes to Patient Square Capital in June 2022. For 2022, actual bonuses paid to our NEOs were based on 100% achievement of milestones in 2022 related to debt reduction. Each NEO earned 100% of the NEO’s target annual bonus opportunity, which was $440,000, $234,000, and $195,000 for Mr. Gormsen, Mr. Brownie and Mr. Laponis, respectively.
Long-Term Incentive Compensation—Equity-based Incentive Awards
Long-term equity incentive grants are a meaningful retentive component of our compensation program. Our equity incentives are also intended to promote an ownership culture while aligning the long-term interests of our executive officers with those of our stockholders. For 2021, NEOs were granted equity awards with a mix of 50% stock options and 50% restricted stock units (“RSUs”) with respect to the total number of underlying shares.
Stock options are granted with an exercise price based on the closing price of the Company’s common stock on the date of grant (as quoted on the Nasdaq). Historically, the stock option and RSU grants have vested generally over a four-year period, subject to continued service and accelerated vesting terms in the event of certain qualifying terminations of employment, including in connection with a change in control of the Company. The value of these awards that may be realized by our NEOs will vary depending on the price of our common stock and may differ from the amounts reported above and in the Summary Compensation Table above.
In 2022, in response to the uncertainty created by the DOJ investigation and the various claims audits initiated by various third-party payors, we did not make any grants of equity awards to our NEOs.
In February 2023, the Compensation Committee approved stock option grants to employees, including the NEOs (the “February 2023 Grants”), with vesting of 50% of the grant amounts tied to attainment of a pre-established stock price hurdle in addition to service-vesting conditions and 50% of the grant amount tied to service-vesting conditions. The service-vesting portion of each stock option grant vests as to 20% of the shares subject to the stock option on February 15, 2024, with the remainder vesting in 16 equal quarterly installments thereafter subject to continued service through each such date. The remaining 50% of each grant is performance-based and vests in full upon attainment of a 360-day VWAP (volume-weighted average price) of $20 for our common stock between January 27, 2024 and February 15, 2028, subject to continued service through such date. In addition, if the amendment to the 2020 Plan (see Proposal No. 4) is not approved by stockholders at the Annual Meeting, the portion of the February 2023 Grants awarded under the additional reserve being requested under the amendment to the 2020 Plan will be forfeited.
Other Benefits
Like other employees, our NEOs are eligible to participate in the benefit plans made generally available to our employees on the same terms and conditions as our employees, including comprehensive medical, dental and vision insurance, life and disability insurance, commuter benefit program and 401(k) plan. We have not made any matching contributions under our 401(k) plan. We generally do not
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EXECUTIVE COMPENSATION (continued)

provide our NEOs with additional retirement benefits, pensions, perquisites, or other personal benefits. In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual executive in the performance of his or her duties, to make our executive team more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits for executives will be subject to review and approval by the Compensation Committee or Board.
Severance and Change in Control Benefits
The employment agreements of our NEOs provide for certain severance payments and benefits in the event of a qualifying termination, including in connection with change in control of the Company. Pursuant to the terms of these agreements, in the event the NEO is terminated without Cause or resigns for Good Reason (each, as defined in the employment agreements), in each case, other than during the period that is on or 12 months following a change in control of the Company, the NEO will be eligible to receive: (i) a lump sum cash payment equal to 1x, in the case of our Chief Executive Officer, or 0.75x, in the case of our other NEOs, the sum of the executive’s annual base salary and target annual bonus; and (ii) payment or reimbursement of COBRA premiums for 12 months, in the case of our Chief Executive Officer, or nine months, in the case of our other NEOs.
In addition, in the event the NEO is terminated without Cause or resigns for Good Reason, in each case, during the 12-month period commencing on a change in control of the Company, the NEO will be eligible to receive: (i) a lump sum cash payment equal to 2x, in the case of our Chief Executive Officer, or 1x, in the case of our other NEOs, the sum of the executive’s annual base salary and target annual bonus; (ii) payment or reimbursement of COBRA premiums for up to 24 months, in the case of our Chief Executive Officer, or up to 12 months, in the case of our other NEOs; and (iii) full accelerated vesting of all equity awards.
All severance payments and benefits under the employment agreements are subject to the NEO’s timely execution of a release of claims against us.
Hedging and Pledging Policy
Our Insider Trading Policy prohibits officers, directors, employees and designated consultants of the Company and its subsidiaries from purchasing our securities on margin, pledging the Company’s securities as collateral to secure loans, holding our securities in margin accounts, hedging or monetization transactions, including through the use of financial instruments such as zero-cost collars and forward sale contracts, trading in puts, calls or other derivative securities involving the Company’s equity securities, on an exchange or in any other organized market, or engaging in short selling of our securities.
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EXECUTIVE COMPENSATION (continued)

Outstanding equity awards at fiscal year-end
The following table provides information regarding the outstanding equity awards held by our NEOs as of December 31, 2022.
Name and principal position	Grant date(1)	Vesting commencement date	Number of securities underlying unexercised options (#) (exercisable)	Number of securities underlying unexercised options (#) (unexercisable)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)(2)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(3)
Christian Gormsen President and Chief Executive Officer	4/22/2014		54	—	—	$25.80	4/22/2024
	11/20/2014		550	—	—	25.80	11/20/2024
	9/1/2016		1,856	—	—	25.80	9/1/2026
	10/11/2016		1,856	—	—	25.80	10/11/2026
	7/12/2017	7/12/2017	—	—	927	25.80	7/11/2027
	11/29/2017	11/29/2017	21,895	—	—	25.80	11/28/2027
	11/3/2018	4/24/2019(4)	2,166	—	—	28.20	11/2/2028
	4/24/2019	4/24/2019(5)	11,486	—	—	51.00(6)	4/23/2029
	4/24/2019	2/26/2020(7)	2,958	—	—	51.00(6)	4/23/2029
	8/3/2020	8/3/2020(8)	12,909	9,222	—	51.00	8/2/2030
	8/20/2020	8/20/2020(8)	14,733	10,527	—	51.00	8/19/2030
	2/3/2021	2/15/2021(10)	1,110	1,429	—	1,260.40	2/2/2031
	2/3/2021	2/15/2021(11)						1,429	16,434
William Brownie Chief Operating Officer	9/1/2016		20	—	—	25.80	9/1/2026
	2/14/2017	2/14/2017	15	—	—	25.80	2/13/2027
	7/12/2017		7	—	—	25.80	7/11/2027
	7/12/2017	7/12/2017	—	—	464	25.80	7/11/2027
	11/29/2017	11/29/2017	2,976	—	—	25.80	11/28/2027
	11/3/2018	4/24/2019(4)	382	—	—	28.20	11/2/2028
	4/24/2019	4/24/2019(5)	1,607	—	—	51.00(6)	4/23/2029
	4/24/2019	2/26/2020(7)	520	—	—	51.00(6)	4/23/2029
	8/3/2020	8/3/2020(8)	3,977	2,840	—	51.00	8/2/2030
	8/20/2020	8/20/2020(8)	4,581	3,276	—	51.00	8/19/2030
	1/29/2021	2/15/2021(10)	360	465	—	1,051.60	1/28/2031
	1/29/2021	2/15/2021(11)						465	5,348
Adam Laponis Chief Financial Officer	6/19/2019	7/3/2019(9)	5,578	1,106	—	51.00(6)	6/18/2029
	8/3/2020	8/3/2020(8)	2,426	1,733	—	51.00	8/2/2030
	8/20/2020	8/20/2020(8)	3,825	2,735	—	51.00	8/19/2030
	1/29/2021	2/15/2021(10)	360	464	—	1,051.60	1/28/2031
	1/29/2021	2/15/2021(11)						465	5,348
(1)	The exercise price of each option granted prior to November 29, 2017 was repriced to $25.80 per share on November 29, 2017.
(2)
This option will vest in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(3)	Market value calculated by multiplying $11.50, the closing trading price per share of our common stock as of December 31, 2022, by the number of unvested RSUs outstanding as of December 31, 2022.
Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders    27

EXECUTIVE COMPENSATION (continued)

(4)
This option includes an early exercise provision with respect to unvested shares, which are subject to repurchase by us at the original exercise price in the event of a termination of service. This option was set to vest and become exercisable based on the achievement of certain performance goals, subject to continued service through the date of achievement. On April 24, 2019, our Board approved the amendment of this option such that the option would not terminate as a result of the failure to achieve the performance conditions and was converted to a time-based vesting option that vests as to 1/48th of the total number of shares subject to the option on each monthly anniversary of the vesting commencement date, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(5)
This option includes an early exercise provision with respect to unvested shares, which are subject to repurchase by us at the original exercise price in the event of a termination of service. The option vests as to 1/48th of the total number of shares subject to the option on each monthly anniversary of the vesting commencement date, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(6)
The exercise price of each option with an exercise price greater than $51.00 per share was repriced to $51.00 per share on August 3, 2020. Prior to the repricing, the exercise price per share of these options was $94.56.

(7)
This option includes an early exercise provision with respect to unvested shares, which are subject to repurchase by us at the original exercise price in the event of a termination of service. This option vests and becomes exercisable following the determination of the achievement of certain performance goals, subject to continued service through the date of achievement and subsequent vesting. On February 26, 2020, the number of options was reduced, pursuant to its terms, based on the achievement of such goals, and the option vests as to 1/48th of the number of shares subject to the option on each monthly anniversary of this date. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(8)
This option vests and becomes exercisable as to 1/48th of the total number of shares subject to the option on the one-month anniversary of the vesting commencement date and as to 1/48th of the total number of shares subject to the option on each monthly anniversary thereafter, in each case, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period immediately following a change in control.

(9)
This option vests and becomes exercisable as to 25% of the total number of shares subject to the option on the first anniversary of the vesting commencement date and as to 1/48th of the total number of shares subject to the option on each monthly anniversary thereafter, in each case, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(10)
This option vests and becomes exercisable as to 1/16th of the number of shares underlying the option on each quarterly anniversary of the vesting commencement date, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(11)
These RSUs vest as to 1/16th of the number of RSUs on each quarterly anniversary of the vesting commencement date, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

Equity Compensation Plan Information
The following table provides information on our equity compensation plans as of December 31, 2022. Information is included for equity compensation plans approved by our stockholders.
Name	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)(2)(3)	485,378(4)	$82.08(4)	272,776(5)
Equity compensation plans not approved by security holders	—	—	—
Total	485,378	$82.08	272,776
(1)
Consists of options and RSUs outstanding under the 2010 Plan (as defined below), the 2020 Plan and the 2020 Employee Stock Purchase Plan (the “ESPP”) and shares available for issuance under our 2020 Plan and ESPP.

(2)
The 2020 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance or transfer pursuant to awards under the 2020 Plan shall be increased on the first day of each year beginning in 2021 and ending in 2030 equal to the lesser of (A) five percent (5.0%) of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board.

(3)
The ESPP contains an “evergreen” provision, pursuant to which the maximum number of shares of our common stock authorized for sale under the ESPP shall be increased on the first day of each year beginning in 2021 and ending in 2030, equal to the lesser of (A) one percent (1.0%) of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such number of shares of common stock as determined by our Board; provided, however, no more than 272,539 shares of our common stock may be issued thereunder.

(4)	Consists of 309,315 stock options and 176,063 RSUs. The weighted-average exercise price only applies to the stock options.
(5)	Includes 66,378 shares available for future issuance under the ESPP.
28    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

Pay Versus Performance Table
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer, our chief executive officer or “CEO,” and Non-CEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for CEO[1] ($)	Compensation Actually Paid to CEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-CEO NEOs[1] ($)	Average Compensation Actually Paid to Non- CEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on: TSR[4] ($)	Net Income ($ Millions)
2022	991,200	(1,000,669)	605,700	(23,000)	1.28	(157.5)
2021	5,539,997	(28,021,762)	1,749,399	(9,019,816)	11.38	(157.8)
1.	Christian Gormsen was our CEO for each year presented and William Brownie and Adam Laponis served as our Non-CEO NEOs for each year presented.
2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3.
The calculation Compensation Actually Paid reflects certain adjustments (exclusions and inclusions) to the Total Compensation as reflected in the Summary Compensation Table for the CEO and the Non-CEO NEOs as set forth below:

	2022		2021
	CEO	Average Non-CEO NEOs	CEO	Average Non-CEO NEOs
Summary Compensation Table Total Compensation	991,200	605,700	5,539,997	1,749,399
Deduction for amounts reported under Stock Awards and Option Awards columns in Summary Compensation Table for applicable FY	—	—	(4,891,696)	(1,325,824)
Increase based on ASC 718 fair value of awards granted during applicable FY that remain unvested as of applicable FY-end, determined as of applicable FY-end	—	—	243,257	81,238
Increase based on ASC 718 fair value of awards granted during applicable FY that vested during applicable FY, determined as of vesting date	—	—	293,853	97,416
Increase/Deduction for awards granted during prior FYs that were outstanding and unvested as of applicable FY-end, determined based on change in ASC 718 fair value from prior FY-end to applicable FY-end	(1,486,093)	(434,787)	(26,483,071)	(8,322,229)
Increase/Deduction for awards granted during prior FYs that vested during applicable FY, determined based on change in ASC 718 fair value from prior FY-end to vesting date	(505,776)	(193,913)	(2,724,102)	(1,299,816)
Total Adjustments	(1,991,869)	(628,700)	(33,561,759)	(10,769,215)
Compensation Actually Paid	(1,000,669)	(23,000)	(28,021,762)	(9,019,816)
The fair values of stock options and restricted stock units included in the Compensation Actually Paid to our CEO and the average Compensation Actually Paid to our Non-CEO NEOs are calculated at the required measurement dates, consistent with the approach used to value the awards at the grant date as described in Notes 2 and 9 to our audited consolidated financial statements included in our Form 10-K. Changes to the stock option fair values are based on the updated stock price at the respective measurement dates, in addition to updated expected option term, implied volatility of our stock over the updated expected option term, and risk-free rate assumptions. For all years presented, the meaningful increases or decreases in the year-end stock option fair value from the fair value on the grant date were primarily driven by changes in the stock price. Changes to the restricted stock unit fair values are based on the updated stock price at the respective measurement dates.
4.	The Company TSR assumes $100 was invested in the Company for the period starting December 31, 2020 through the end of the listed year.
Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders    29

Description of Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

CEO and Average Non-CEO NEO Compensation Actually Paid Versus Company TSR
0.0
-5.0
-10.0
-15.0
-20.0
-25.0
-30.0
Compensation Actually Paid ($ Millions)
$120
$100
$80
$60
$40
$20
$0
Company TSR (FYE 2020 Indexed to $100)
100.00
-28.0
-9.0
11.38
-1.0
0.0
1.28
2020
2021
2022
Fiscal Year
Christian Gormsen Compensation Actually Paid
Average Non-CEO NEO Compensation Actually Paid
Eargo, Inc. TSR

Description of Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our net income during the three most recently completed fiscal years.

CEO and Average Non-CEO NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
0.0
-5.0
-10.0
-15.0
-20.0
-25.0
-30.0
Net Income ($ Millions)
0
-20
-40
-60
-80
-100
-120
-140
-160
-180
-28.0
-9.0
-157.8
-1.0
0.0
-157.5
2021
2022
Fiscal Year
Christian Gormsen Compensation Actually Paid
Average Non-CEO NEO Compensation Actually Paid
Eargo, Inc. Net Income

30    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 3 APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
General
As required by Section 14A of the Exchange Act, we are seeking an advisory vote to approve the compensation of our NEOs (commonly known as a “say-on-pay” proposal). Following the 2022 annual meeting of stockholders, and consistent with the results of the advisory vote on executive compensation taken by our stockholders at that meeting, the Board determined that the Company would hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency, which must be held no later than 2028. Our Board believes that we have created a compensation program that is tied to performance, aligns with stockholder interests and merits stockholder support. Accordingly, we are asking for stockholder approval of the compensation of our NEOs as disclosed in this Proxy Statement. This vote is not intended to address any specific item of compensation or the compensation of any specific NEO but rather the overall compensation of our NEOs and our philosophy, policies and practices with respect to NEO compensation.
Our executive compensation program is designed to attract and retain our employees and executives, tie executive pay to the performance of the Company and align employee and stockholder interests. Under this program, our NEOs are rewarded for their service to the Company, the achievement of specific performance goals and the realization of increased stockholder value. We believe our NEO compensation is structured appropriately to support our Company and business objectives, as well as to support our culture. The Compensation Committee and the Board regularly review our NEO compensation program to ensure the fulfillment of our compensation philosophy and goals. We encourage our stockholders to review the “Executive Compensation” section of this Proxy Statement for more information.
Although this vote is non-binding, our Compensation Committee and Board value the opinions of our stockholders and will take the outcome of the vote into account when considering future NEO compensation arrangements. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders of Eargo, Inc. approve, on an advisory basis, the compensation of Eargo, Inc.’s named executive officers as described in Eargo, Inc’s Proxy Statement for the 2023 Annual Meeting of Stockholders, including the Summary Compensation Table and related compensation tables and narrative disclosure set forth therein.”
Vote Required for Approval
Proposal No. 3 requires the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes). Abstentions and broker non-votes will have no impact on the outcome of this proposal, but will be counted for purposes of determining whether a quorum exists.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NEOS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE RULES OF THE SEC.
Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders    31

PROPOSAL NO. 4 AMENDMENT TO THE EARGO, INC. 2020 INCENTIVE AWARD PLAN
Background and Summary
On February 1, 2023, our Board adopted, subject to stockholder approval, an amendment to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 2,414,745 shares (the “Amendment”).
As of March 31, 2023, there were 1,249,144 shares remaining available for issuance for future awards under the 2020 Plan. If stockholders do not approve the Amendment, we expect there will be an insufficient number of shares available to make equity-based compensation awards in the future, which would negatively impact our ability to deliver competitive levels of compensation and effectively align employee and stockholder interests. Accordingly, we are proposing the Amendment to ensure that the Company has a sufficient reserve of shares available to attract, retain and motivate selected employees, consultants and directors essential to the Company’s long-term growth and success.
If stockholders do not approve the Amendment, then the proposed 2,414,745 shares will not become available for issuance under the 2020 Plan, and the 2020 Plan will revert to its original terms.
Before giving effect to the Amendment, the total number of shares of our common stock available for issuance under the 2020 Plan equaled the sum of (i) 234,384 shares, (ii) any shares that are subject to awards under our 2010 Equity Incentive Plan (the “2010 Plan”) that become available for issuance under the 2020 Plan, and (iii) an annual increase on the first day of each fiscal year beginning in 2021 and ending in 2030, equal to the lesser of (A) 5% of the shares of common stock outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as may be determined by our Board or Compensation Committee; provided, however, that no more than 1,417,207 shares of common stock may be issued upon the exercise of incentive stock options (“ISOs”). The foregoing figures reflect proportional adjustments that were made to the shares available for issuance under the 2020 Plan due to the 1-for-20 reverse stock split of our common stock that was effected on January 17, 2023. The closing price of our common stock on March 31, 2023 was $4.68 per share.
A summary of the principal provisions of the 2020 Plan, as amended by the Amendment, is set forth below. This summary is qualified by reference to the full text of the 2020 Plan, as amended by the Amendment, which is attached as Appendix A to this Proxy Statement.
Administration
Our Compensation Committee (or, with respect to non-employee directors, our Board) (together, the “administrator”) administers the 2020 Plan. The 2020 Plan provides that our Board or Compensation Committee may delegate its authority to grant awards to employees other than executive officers and certain senior executives of the company to a committee consisting of one or more members of our Board or one or more of our officers, other than awards made to our non-employee directors, which must be approved by our full Board of Directors.
Subject to the terms and conditions of the 2020 Plan, the administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2020 Plan. The administrator is also authorized to adopt, amend or rescind rules relating to administration of the 2020 Plan. Our Board may at any time remove the Compensation Committee as the administrator and revest in itself the authority to administer the 2020 Plan.
Eligibility
Persons eligible to participate in the 2020 Plan includes members of our Board (currently comprised of six non-employee directors), approximately 258 employees (including three executive officers) and approximately 10 consultants of the Company and its subsidiaries, in each case, as determined by the administrator.
Limitation on Awards and Shares Available
If our stockholders approve the Amendment, the number of shares authorized for issuance under the 2020 Plan will equal the sum of (i) 2,649,129 shares, (ii) any shares that are subject to awards under the 2010 Plan that become available for issuance under the 2020 Plan, and (iii) an annual increase on the first day of each fiscal year beginning in 2021 and ending in 2030, equal to the lesser of
32    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 4 AMENDMENT TO THE EARGO, INC. 2020 INCENTIVE AWARD PLAN (continued)

(A) 5% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board or Compensation Committee; provided, however, that no more than 1,417,207 shares of common stock may be issued upon the exercise of ISOs. The shares distributed pursuant to an award under the 2020 Plan may be authorized but unissued shares, shares purchased by the Company on the open market, or treasury shares.
If any shares subject to an award under the 2020 Plan or any award under the 2010 Plan expires, lapses or is terminated, remains unissued, converts into an award in respect of shares of another entity in connection with a spin-off or other similar event, is exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring such shares at a price not greater than the price (as adjusted) paid by the participant for such shares or not issuing any shares covered by such award, they may be used again for new grants under the 2020 Plan. In addition, shares tendered or withheld to satisfy the exercise price of an option or satisfy the tax withholding obligations with respect to an award under the 2020 Plan or the 2010 Plan, or shares subject to a stock appreciation right (“SAR”) that are not issued in connection with the stock settlement of the SAR on exercise, shall all be used again for new grants under the 2020 Plan. However, shares may not be used again for grant under the 2020 Plan in the case of shares issued pursuant to an ISO if such action would cause such grant to fail to qualify as an ISO in accordance with applicable law. Awards granted under the 2020 Plan in connection with the assumption or substitution of outstanding equity awards previously granted by a company or other entity in the context of a corporate acquisition or merger will generally not reduce the shares authorized for grant under the 2020 Plan.
Awards
The 2020 Plan provides for the grant or issuance of stock options, including ISOs and nonqualified stock options (“NSOs”), SARs, restricted stock, restricted stock units (“RSUs”), performance bonus awards, performance stock unit awards, other stock- or cash-based awards and dividend equivalents, or any combination thereof to eligible individuals. All awards under the 2020 Plan are set forth in award agreements, which detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. The administrator may, in its discretion, limit exercise with respect to fractional shares and require that any partial exercise of an option or SAR be with respect to a minimum number of shares for any award thereunder.
Nonstatutory stock options. NSOs will provide for the right to purchase shares of our common stock at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued employment or service with us and/or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. NSOs may be granted for any term specified by the administrator that does not exceed ten years.
Incentive stock options. ISOs will be designed in a manner intended to comply with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and will be subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2020 Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.
Restricted stock. Restricted stock may be granted to any eligible individual and made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse, however, dividends shall only be paid to the extent the restrictions are removed and the vesting conditions are satisfied.
Restricted stock units. RSUs may be awarded to any eligible individual, typically without payment of consideration, but subject to vesting conditions based on continued employment or service or on performance criteria established by the administrator. Like restricted stock, RSUs may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, stock underlying RSUs will not be issued until the restricted stock units have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.
Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders    33

PROPOSAL NO. 4 AMENDMENT TO THE EARGO, INC. 2020 INCENTIVE AWARD PLAN (continued)

Stock appreciation rights. An SAR is a right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price of the SAR. SARs may be granted in connection with stock options or other awards, or separately. SARs granted in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our common stock over a set exercise price. The exercise price of any SAR granted under the 2020 Plan must be at least 100% of the fair market value of a share of our common stock on the date of grant. SARs under the 2020 Plan will be settled in cash or shares of our common stock, or in a combination of both, at the election of the administrator.
Performance bonus awards and performance stock units. Performance bonus awards and performance stock units are denominated in cash or share/unit equivalents, respectively, and may be linked to one or more performance or other criteria, including service to the Company, as determined by the administrator.
Other stock or cash-based awards. Other Stock or Cash Based Awards may be paid in shares, cash or other property, as the administrator determines. The administrator may grant other stock or cash-based awards, including awards entitling a holder to receive shares of common stock or cash to be delivered immediately or in the future or other periodic or long-term cash bonus awards (whether based on specific performance criteria or otherwise). Other stock or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The administrator will determine the terms and conditions of other stock or cash-based awards, which may include vesting conditions based on continued service, performance and/or other conditions.
Dividend equivalents. Dividend equivalents represent the right to receive the equivalent value (in cash or stock) of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents may be paid currently or credited to an account for the award recipient, settled in cash or shares and subject to the same restrictions on transferability and forfeitability as the award with respect to which the dividend equivalents are granted and subject to other terms and conditions as set forth in the related award agreement. Notwithstanding anything to the contrary herein, dividend equivalents with respect to an award subject to vesting shall either (i) to the extent permitted by Applicable Law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related award.
Performance-based awards. Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals.
Amendment and Termination of Plan
Our Board may terminate, amend or modify the 2020 Plan at any time; however, we must generally obtain stockholder approval to the extent required by applicable law, rule or regulation (including any applicable stock exchange rule). In addition, except in limited circumstances, no amendment, suspension or termination of the 2020 Plan may, without the consent of the affected participant, materially and adversely affect any outstanding award. Notwithstanding the foregoing, an option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.
No ISOs may be granted pursuant to the 2020 Plan after the tenth anniversary of the date the Amendment was adopted by the Board. Any award that is outstanding on the termination date of the 2020 Plan will remain in force according to the terms of the 2020 Plan and the applicable award agreement.
Corporate Transactions
The administrator has broad discretion to take action under the 2020 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our shares, such as share dividends, share splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the administrator will make equitable adjustments to the 2020 Plan and outstanding awards.
34    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 4 AMENDMENT TO THE EARGO, INC. 2020 INCENTIVE AWARD PLAN (continued)

If a change in control of the Company occurs, unless the administrator elects to terminate an award in exchange for cash, rights or other property, or cause an award to accelerate in full prior to the change in control, such award will continue in effect or be assumed or substituted by the acquirer, provided that any performance-based portion of the award will be subject to the terms and conditions of the applicable award agreement. In the event the acquirer refuses to assume or replace awards granted, prior to the consummation of such transaction, awards issued under the 2020 Plan will be subject to accelerated vesting such that 100% of such awards will become vested and exercisable or payable, as applicable. The administrator may also make appropriate adjustments to awards under the 2020 Plan and is authorized to provide for the acceleration, cash-out, termination, assumption, substitution or conversion of such awards in the event of a change in control or certain other unusual or nonrecurring events or transactions.
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the 2020 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
•
Nonqualified Stock Options. If a participant is granted an NSO under the 2020 Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

•
Incentive Stock Options. A participant should not recognize taxable income upon grant or exercise of an ISO. However, the excess of the fair market value of the shares of our common stock received upon exercise over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the fair market value of the shares at the time of exercise over the exercise price (or if less, the amount realized in the disposition over the exercise price), with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

•
Other Awards. The current federal income tax consequences of other awards authorized under the 2020 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Code Section 83(b) election, in which case ordinary income is recognized on the date of grant in an amount equal to the excess of the fair market value of the shares on the date of grant over the price paid, if any); RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

•
Limitation on the Employer’s Compensation Deduction. Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.

•
Section 409A of the Code. Certain types of awards under the 2020 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent

Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders    35

PROPOSAL NO. 4 AMENDMENT TO THE EARGO, INC. 2020 INCENTIVE AWARD PLAN (continued)

applicable, the 2020 Plan and awards granted under the 2020 Plan are generally intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code.
New Plan Benefits
Other than with respect to annual grants of options to our non-employee directors that will be made on the date of the Annual Meeting and the February 2023 grants to the executive officers (each as reflected in the table below), all future awards under the 2020 Plan (assuming the Amendment is approved by our stockholders) are subject to the discretion of the administrator, and therefore it is not possible to determine the benefits that will be received in the future by other participants in the 2020 Plan.
Name and Position	Dollar Value ($)	Number of Shares (#)
Named Executive Officers
Christian Gormsen, President and Chief Executive Officer	—(1)	650,000(1)
William Brownie, Chief Operating Officer	—(1)	187,500(1)
Adam Laponis, Chief Financial Officer	—(1)	165,000(1)
All current executive officers as a group	—(1)	1,002,500(1)
All current directors who are not executive officers as a group	720,000(2)	—(3)
All employees who are not executive officers as a group	—(1)	1,446,244(1)
(1)
In February 2023, the Compensation Committee approved stock option grants to employees, including NEOs (the “February 2023 Grants”), with vesting of 50% of the grant amounts tied to attainment of a pre-established stock price hurdle in addition to service-vesting conditions and 50% of the grant amount tied to service-vesting conditions. The service-vesting portion of each stock option grant vests as to 20% of the shares subject to the stock option on February 15, 2024, with the remainder vesting in 16 equal quarterly installments thereafter subject to continued service through each such date. The remaining 50% of each grant is performance-based and vests in full upon attainment of a 360-day VWAP (volume-weighted average price) of $20 for our common stock between January 27, 2024 and February 15, 2028, subject to continued service through such date. If this amendment to the 2020 Plan is not approved by stockholders at the Annual Meeting, the portion of the February 2023 Grants awarded in respect of the additional reserve being requested under this amendment will be forfeited.

(2)
Each non-employee director who has served on our Board for at least six months as of the date of the Annual Meeting will be awarded an option on the date of our Annual Meeting, with the number of shares subject to each option equal to the lesser of (i) 5,000 and (ii) the number determined by dividing (a) $120,000 by (b) the per share grant date fair value of the option, calculated based on the 30 trading day average closing price of our common stock as of the trading day immediately preceding the date of grant and using assumptions published in our most recent periodic report as of the date of grant.

(3)
The aggregate number of shares to be granted to non-employee directors is not included in the table above because the number of shares subject to their awards will depend on the 30 trading day average closing price of our common stock as of the trading day immediately before the Annual Meeting, as described in footnote 1 above.

36    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

PROPOSAL NO. 4 AMENDMENT TO THE EARGO, INC. 2020 INCENTIVE AWARD PLAN (continued)

Historical Grants Under the 2020 Plan
The following table provides summary information regarding the number of shares of our common stock subject to awards granted under the 2020 Plan to certain persons since the 2020 Plan’s initial effective date through March 31, 2023.
Name and Position	Number of Shares Underlying Option Grants (#)(1)(2)	Number of Shares Underlying RSU Grants (#)
Named Executive Officers
Christian Gormsen, President and Chief Executive Officer	652,539	2,540
William Brownie, Chief Operating Officer	188,325	825
Adam Laponis, Chief Financial Officer	165,824	825
All current executive officers as a group	1,006,688	4,190
Katie Bayne, director nominee at this Annual Meeting	7,959	—
Karr Narula, director nominee at this Annual Meeting	5,859	—
All current directors who are not executive officers as a group(3)	39,171	—
Each associate of any such executive officer, director or director nominee	—	—
Each other person who received or is to receive 5% of awards under the plan	—	—
All employees who are not executive officers as a group	1,460,322	207,539
(1)	For any performance-based options, the number of shares is calculated assuming “target” performance.
(2)
Amounts presented include the February 2023 grants to our current executive officers and other employees, in each case granted contingent on stockholder approval of Proposal No. 4, but exclude prospective grants of options to our non-employee directors to be made on the date of the Annual Meeting in accordance with our Director Compensation Program. For a description of all such grants, see “—New Plan Benefits” above.

(3)	Amount presented includes shares underlying grants to director nominees Katie Bayne and Karr Narula, which grants are also presented separately above.
Vote Required for Approval
Proposal No. 4 requires the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes). Abstentions and broker non-votes will have no impact on the outcome of this proposal, but will be counted for purposes of determining whether a quorum exists.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE EARGO, INC. 2020 INCENTIVE AWARD PLAN.
Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders    37

INFORMATION ABOUT STOCK OWNERSHIP
Security Ownership Of Certain Beneficial Owners and Management
The following table sets forth, as of March 31, 2023, information regarding beneficial ownership of our common stock by:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•	each of our NEOs;
•	each of our directors; and
•	all of our executive officers and directors as a group.
The percentage of ownership is based on 20,741,841 shares of common stock outstanding as of March 31, 2023. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security. In addition, any shares that the entity or individual has the right to acquire within 60 days of March 31, 2023 through the exercise of any stock options or through the vesting and settlement of RSUs payable in shares of common stock are included in the following table. These shares are deemed to be outstanding and beneficially owned by the person holding those options or RSUs for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table does not necessarily indicate beneficial ownership for any other purpose. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Unless otherwise noted below, the address for each beneficial owner listed in the table below is c/o Eargo, Inc., 2665 North First Street, Suite 300, San Jose, California 95134.
Name of beneficial owner	Number of outstanding shares beneficially owned	Number of shares exercisable within 60 days	Number of shares beneficially owned	Percentage of beneficial ownership
5% and greater stockholders:
PSC Echo, LP(1)	15,821,299	—	15,821,299	76.3%
The Charles and Helen Schwab Living Trust U/A DTD 11/22/1985	1,084,371	—	1,084,371	5.2%
Named executive officers and directors:
Christian Gormsen(2)	4,853	77,916	82,769	*
William Brownie(3)	7,894	16,592	24,486	*
Adam Laponis(4)	2,777	14,384	17,161	*
Katie Bayne(5)	—	7,959	7,959	*
Trit Garg, M.D.(6)	—	813	813	*
Karr Narula(7)	—	813	813	*
Justin Sabet-Peyman(8)	—	813	813	*
Donald Spence(9)	—	813	813	*
David Wu(10)	25,463	7,776	33,239	*
All current directors and executive officers as a group (9 persons)	40,987	127,879	168,866	*
*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.
(1)
Shares held by PSC Echo, LP. PSC Echo GP, LLC is the general partner of PSC Echo, LP and may be deemed to beneficially own the shares of Common Stock held by PSC Echo, LP. Voting and investment decisions with respect to the shares of Common Stock held by PSC Echo, LP are made by the management committee of PSC Echo GP, LLC. PSC Echo, LP’s address is c/o Patient Square Capital, LP, 2884 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

(2)
Consists of (a) 4,853 shares of common stock held directly, (b) 77,758 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023 and (c) 158 restricted stock units that are scheduled to vest within 60 days of March 31, 2023.

(3)
Consists of (a) 7,894 shares of common stock held directly, (b) 16,540 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023 and (c) 52 restricted stock units that are scheduled to vest within 60 days of March 31, 2023.

38    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

(4)
Consists of (a) 2,777 shares of common stock held directly, (b) 14,332 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023 and (c) 52 restricted stock units that are scheduled to vest within 60 days of March 31, 2023.

(5)	Consists of 7,959 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023.
(6)	Consists of 813 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023.
(7)	Consists of 813 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023.
(8)	Consists of 813 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023.
(9)	Consists of 813 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023.
(10)
Consists of (a) 25,000 shares of common stock held directly by Mr. Wu through the Wu Family Trust, (b) 463 shares of common stock held indirectly by Mr. Wu through the Wu 2015 Irrevocable Trust, and (c) 7,776 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2023.

Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders    39

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the filings of such reports with the SEC and written representations that no Form 5 was required to be filed, the Company believes that all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 2022, except as follows:
•
A Form 4 report was inadvertently filed late for each of William Brownie, Christian Gormsen, Adam Laponis and Mark Thorpe with respect to transactions relating to the settlement of RSUs that settled in cash on March 9, 2022.

•
A Form 4 report was inadvertently filed late for each of William Brownie, Christian Gormsen, Adam Laponis and Mark Thorpe with respect to the withholding of RSUs to satisfy tax liability with respect to the settlement of vested RSUs on March 9, 2022.

•
A Form 4 report was inadvertently filed late for each of William Brownie, Christian Gormsen, Adam Laponis and Mark Thorpe with respect to the withholding of RSUs to satisfy tax liability with respect to the settlement of vested RSUs on May 31, 2022.

•
A Form 4 report was inadvertently filed late for each of William Brownie, Christian Gormsen, Adam Laponis and Mark Thorpe with respect to the withholding of RSUs to satisfy tax liability with respect to the settlement of vested RSUs on August 15, 2022.

40    Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders

ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
We do not “household” for any of our stockholders of record. However, brokers with account holders who are Eargo stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 2665 North First Street, Suite 300, San Jose, California 95134. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker or (3) request from the Company at (650) 351-7700. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement or Proxy Card to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.
In connection with the Company’s annual meeting of stockholders in 2024, the Company intends to file a proxy statement and a WHITE proxy card with the SEC in connection with its solicitation of proxies for that annual meeting.
We have filed our Annual Report on Form 10-K for the year ended December 31, 2022 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder of Eargo, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary of the Company, 2665 North First Street, Suite 300, San Jose, California 95134.
By Order of the Board of Directors

/s/ Christian Gormsen Christian Gormsen
President, Chief Executive Officer and Director
April 24, 2023
Eargo, Inc. Proxy Statement and Notice of 2023 Annual Meeting of Stockholders    41

Appendix A
EARGO, INC.
2020 INCENTIVE AWARD PLAN
(as amended through February 1, 2023)
ARTICLE I.
PURPOSE
The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities.
ARTICLE II.
DEFINITIONS
As used in the Plan, the following words and phrases have the meanings specified below, unless the context clearly indicates otherwise:
2.1 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. With reference to the Board’s or a Committee’s powers or authority under the Plan that have been delegated to one or more officers pursuant to Section 4.2, the term “Administrator” shall refer to such officer(s) unless and until such delegation has been revoked.
2.2 “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.3 “Award” means an Option, Stock Appreciation Right, Restricted Stock award, Restricted Stock Unit award, Performance Bonus Award, Performance Stock Unit award, Dividend Equivalents award or Other Stock or Cash Based Award granted to a Participant under the Plan.
2.4 “Award Agreement” means an agreement evidencing an Award, which may be written or electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
2.5 “Board” means the Board of Directors of the Company.
2.6 “Change in Control” means any of the following:
(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of the Company’s securities possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries, (iii) any acquisition which complies with Sections 2.6(c)(i), 2.6(c)(ii) and 2.6(c)(iii); or (iv) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);
(b) The Incumbent Directors cease for any reason to constitute a majority of the Board;
(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction;
(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.6(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and
(iii) after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board's approval of the execution of the initial agreement providing for such transaction; or
(d) The completion of a liquidation or dissolution of the Company.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) of this Section 2.6 with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
2.7 “Code” means the U.S. Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.
2.8 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent permitted by Applicable Law. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
2.9 “Common Stock” means the common stock of the Company.
2.10 “Company” means Eargo, Inc., a Delaware corporation, or any successor.
2.11 “Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.
2.12 “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Company determines, to receive amounts due or exercise the Participant’s rights if the Participant dies. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
2.13 “Director” means a Board member.
2.14 “Disability” means a permanent and total disability under Section 22(e)(3) of the Code.
2.15 “Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalent shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.
2.16 “DRO” means a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
2.17 “Effective Date” has the meaning set forth in Section 11.3.
2.18 “Employee” means any employee of the Company or any of its Subsidiaries.

2.19 “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
2.20 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.
2.21 “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Common Stock is listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) if the Common Stock is not listed on any established stock exchange or quoted on a national market or other quotation system, the value established by the Administrator in its sole discretion. Notwithstanding the foregoing, with respect to any Award granted on or after the effectiveness of the Company’s registration statement relating to its initial public offering and prior to the Public Trading Date, the Fair Market Value means the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.
2.22 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, as determined in accordance with in Section 424(e) and (f) of the Code, respectively.
2.23 “Incentive Stock Option” means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Section 422 of the Code.
2.24 “Incumbent Directors” means, for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.6(a) or 2.6(c)) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
2.25 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
2.26 “Option” means a right granted under Article VI to purchase a specified number of Shares at a specified price per Share during a specified time period. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.
2.27 “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.
2.28 “Overall Share Limit” means the sum of (i) 2,649,129 Shares; (ii) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article V; and (iii) an annual increase on the first day of each year beginning in 2021 and ending in 2030, equal to the lesser of (A) 5% of the Shares outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of Shares as determined by the Board or Committee.
2.29 “Participant” means a Service Provider who has been granted an Award.
2.30 “Performance Bonus Award” has the meaning set forth in Section 8.3.
2.31 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.1 and subject to Section 8.2, to receive Shares, the payment of which is contingent upon achieving certain performance goals or other performance-based targets established by the Administrator.
2.32 “Permitted Transferee” means, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.
2.33 “Plan” means this 2020 Incentive Award Plan, as amended.

2.34 “Prior Plan” means the Company’s 2010 Equity Incentive Plan, as amended.
2.35 “Prior Plan Award” means an award outstanding under the Prior Plan as of the Effective Date.
2.36 “Public Trading Date” means the first date upon which Common Stock is listed upon notice of issuance on any securities exchange or designated upon notice of issuance as a national market security on an interdealer quotation system.
2.37 “Restricted Stock” means Shares awarded to a Participant under Article VII, subject to certain vesting conditions and other restrictions.
2.38 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
2.39 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
2.40 “Section 409A” means Section 409A of the Code.
2.41 “Securities Act” means the Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder.
2.42 “Service Provider” means an Employee, Consultant or Director.
2.43 “Shares” means shares of Common Stock.
2.44 “Stock Appreciation Right” or “SAR” means a right granted under Article VI to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.
2.45 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.46 “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
2.47 “Termination of Service” means:
(a) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.
(b) As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.
(c) As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.
The Company, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for “cause” and all questions of whether particular leaves of absence constitute a Termination of Service. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off), even though the Participant may subsequently continue to perform services for that entity.

ARTICLE III.
ELIGIBILITY
Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein. No Service Provider shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Service Providers, Participants or any other persons uniformly.
ARTICLE IV.
ADMINISTRATION AND DELEGATION
4.1 Administration.
(a) The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions, reconcile inconsistencies in the Plan or any Award and make all other determinations that it deems necessary or appropriate to administer the Plan and any Awards. The Administrator (and each member thereof) is entitled to, in good faith, rely or act upon any report or other information furnished to it, him or her by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. The Administrator’s determinations under the Plan are in its sole discretion and will be final, binding and conclusive on all persons having or claiming any interest in the Plan or any Award.
(b) Without limiting the foregoing, the Administrator has the exclusive power, authority and sole discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (iv) subject to the limitations in the Plan, determine the terms and conditions of any Award and related Award Agreement, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations, waivers or amendments thereof; (v) determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, or other property, or an Award may be canceled, forfeited, or surrendered; and (vi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.
4.2 Delegation of Authority. To the extent permitted by Applicable Law, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries; provided, however, that in no event shall an officer of the Company or any of its Subsidiaries be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company or any of its Subsidiaries or Directors to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 4.2 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority. Further, regardless of any delegation, the Board or a Committee may, in its discretion, exercise any and all rights and duties as the Administrator under the Plan delegated thereby, except with respect to Awards that are required to be determined in the sole discretion of the Committee under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
ARTICLE V.
STOCK AVAILABLE FOR AWARDS
5.1 Number of Shares. Subject to adjustment under Article IX and the terms of this Article V, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Effective Date, the Company will cease granting awards under the Prior Plan; however, Prior Plan Awards will remain subject to the terms of the Prior Plan. Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

5.2 Share Recycling.
(a) If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Awards under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit.
(b) In addition, the following Shares shall be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or any stock option granted under the Prior Plan; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or any award granted under the Prior Plan; and (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof. Notwithstanding the provisions of this Section 5.2(b), no Shares may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an incentive stock option under Section 422 of the Code.
5.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 1,417,207 Shares (as adjusted to reflect any Equity Restructuring) may be issued pursuant to the exercise of Incentive Stock Options.
5.4 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards may again become available for Awards under the Plan as provided under Section 5.2 above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any of its Subsidiaries prior to such acquisition or combination.
5.5 Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding non-employee director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $1,500,000.
ARTICLE VI.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
6.1 General. The Administrator may grant Options or Stock Appreciation Rights to one or more Service Providers, subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value on the date of exercise or a combination of the two as the Administrator may determine or provide in the Award Agreement.
6.2 Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Subject to Section 6.6, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right. Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.
6.3 Duration of Options. Subject to Section 6.6, each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years; provided, further, that, unless otherwise determined by the Administrator, (a) no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable and (b) the portion of an Option or Stock Appreciation Right that is unexercisable at a Participant’s Termination of Service shall automatically expire on the date of such Termination of Service. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, commits an act of “cause” (as determined by the Administrator), or violates any non-competition, non-solicitation or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right to exercise the Option or Stock Appreciation Right, as applicable, may be terminated by the Company and the Company may suspend the Participant’s right to exercise the Option or Stock Appreciation Right when it reasonably believes that the Participant may have participated in any such act or violation.
6.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company (or such other person or entity designated by the Administrator) a notice of exercise, in a form and manner the Company approves (which may be written, electronic or telephonic and may contain representations and warranties deemed advisable by the Administrator), signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full of (a) the exercise price for the number of Shares for which the Option is exercised in a manner specified in Section 6.5 and (b) all applicable taxes in a manner specified in Section 10.5. The Administrator may, in its discretion, limit exercise with respect to fractional Shares and require that any partial exercise of an Option or Stock Appreciation Right be with respect to a minimum number of Shares.
6.5 Payment Upon Exercise. The Administrator shall determine the methods by which payment of the exercise price of an Option shall be made, including, without limitation:
(a) Cash, check or wire transfer of immediately available funds; provided that the Company may limit the use of one of the foregoing methods if one or more of the methods below is permitted;
(b) If there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to pay the exercise price by cash, wire transfer of immediately available funds or check; provided that such amount is paid to the Company at such time as may be required by the Company;
(c) To the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the date of delivery;
(d) To the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;
(e) To the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration; or
(f) To the extent permitted by the Administrator, any combination of the above payment forms.
6.6 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options (and Award Agreements related thereto) will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under

Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Nonqualified Stock Option.
ARTICLE VII.
RESTRICTED STOCK; RESTRICTED STOCK UNITS
7.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to forfeiture or the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement, to Service Providers. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock and Restricted Stock Units; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock and Restricted Stock Units to the extent required by Applicable Law. The Award Agreement for each Restricted Stock and Restricted Stock Unit Award shall set forth the terms and conditions not inconsistent with the Plan as the Administrator shall determine.
7.2 Restricted Stock.
(a) Stockholder Rights. Unless otherwise determined by the Administrator, each Participant holding shares of Restricted Stock will be entitled to all the rights of a stockholder with respect to such Shares, subject to the restrictions in the Plan and the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which such Participant becomes the record holder of such Shares; provided, however, that with respect to a share of Restricted Stock subject to restrictions or vesting conditions as described in Section 8.3, except in connection with a spin-off or other similar event as otherwise permitted under Section 9.2, dividends which are paid to Company stockholders prior to the removal of restrictions and satisfaction of vesting conditions shall only be paid to the Participant to the extent that the restrictions are subsequently removed and the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.
(b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.
(c) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.
7.3 Restricted Stock Units. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, subject to compliance with Applicable Law.
ARTICLE VIII.
OTHER TYPES OF AWARDS
8.1 General. The Administrator may grant Performance Stock Unit awards, Performance Bonus Awards, Dividend Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine.
8.2 Performance Stock Unit Awards. Each Performance Stock Unit award shall be denominated in a number of Shares or in unit equivalents of Shares or units of value (including a dollar value of Shares) and may be linked to any one or more of performance or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
8.3 Performance Bonus Awards. Each right to receive a bonus granted under this Section 8.3 shall be denominated in the form of cash (but may be payable in cash, stock or a combination thereof) (a “Performance Bonus Award”) and shall be payable upon the attainment of performance goals that are established by the Administrator and relate to one or more of performance or other specific criteria, including service to the Company or Subsidiaries, in each case on a specified date or dates or over any period or periods determined by the Administrator.
8.4 Dividend Equivalents. If the Administrator provides, an Award (other than an Option or Stock Appreciation Right) may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award subject to vesting shall either (i) to the extent permitted by Applicable Law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related Award. All such Dividend Equivalents shall be paid at such time as the Administrator shall specify in the applicable Award Agreement.
8.5 Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive cash or Shares to be delivered in the future and annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal(s), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement. Except in connection with a spin-off or other similar event as otherwise permitted under Article IX, dividends that are paid prior to vesting of any Other Stock or Cash Based Award shall only be paid to the applicable Participant to the extent that the vesting conditions are subsequently satisfied and the Other Stock or Cash Based Award vests.
ARTICLE IX.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS
9.1 Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article IX the Administrator will equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares that may be issued); (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 9.1 will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
9.2 Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Law or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Law or accounting principles:
(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;
(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares (or other property) covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c) To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;
(d) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares which may be issued) or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;
(e) To replace such Award with other rights or property selected by the Administrator; or
(f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
9.3 Change in Control.
(a) Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to Section 9.2, (A) such Award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such Award subject to performance-based vesting shall be subject to the terms and conditions of the applicable Award Agreement and, in the absence of applicable terms and conditions, the Administrator’s discretion.
(b) In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award (other than any portion subject to performance-based vesting), the Administrator shall cause such Award to become fully vested and, if applicable, exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on such Award to lapse and, to the extent unexercised upon the consummation of such transaction, to terminate in exchange for cash, rights or other property. The Administrator shall notify the Participant of any Award that becomes exercisable pursuant to the preceding sentence that such Award shall be fully exercisable for a period of 15 days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the consummation of the Change in Control in accordance with the preceding sentence.
(c) For the purposes of this Section 9.3, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.
9.4 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock (including any Equity Restructuring or any securities offering or other similar transaction) or for reasons of administrative convenience or to facilitate compliance with any Applicable Law, the Company may refuse to permit the exercise or settlement of one or more Awards for such period of time as the Company may determine to be reasonably appropriate under the circumstances.
9.5 General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 9.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation, spinoff, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares.

ARTICLE X.
PROVISIONS APPLICABLE TO AWARDS
10.1 Transferability.
(a) No Award may be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed. During the life of a Participant, Awards will be exercisable only by the Participant, unless it has been disposed of pursuant to a domestic relations order. After the death of a Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-Applicable Law of descent and distribution. References to a Participant, to the extent relevant in the context, will include references to a transferee approved by the Administrator.
(b) Notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Participant); (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (iv) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by Applicable Law. In addition, and further notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.
(c) Notwithstanding Section 10.1(a), a Participant may, in the manner determined by the Administrator, designate a Designated Beneficiary. A Designated Beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant and any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as the Participant’s Designated Beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Participant’s death.
10.2 Documentation. Each Award will be evidenced in an Award Agreement in such form as the Administrator determines in its discretion. Each Award may contain such terms and conditions as are determined by the Administrator in its sole discretion, to the extent not inconsistent with those set forth in the Plan.
10.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
10.4 Changes in Participant’s Status. The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable. Except to the extent otherwise required by law or expressly authorized by the Company or by the Company’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

10.5 Withholding. Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations from any payment of any kind otherwise due to a Participant. The amount deducted shall be determined by the Company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable Participant’s jurisdiction for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. Subject to any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company; provided that the Company may limit the use of one of the foregoing methods if one or more of the exercise methods below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable in respect of the Award and that the broker has been directed to deliver promptly to the Company funds sufficient to satisfy the tax obligations, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to satisfy the tax withholding by cash, wire transfer of immediately available funds or check; provided that such amount is paid to the Company at such time as may be required by the Company, (iv) to the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration or (v) to the extent permitted by the Administrator, any combination of the foregoing payment forms. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
10.6 Amendment of Award; Repricing. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Nonqualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article IX or pursuant to Section 11.6. In addition, the Administrator shall, without the approval of the stockholders of the Company, have the authority to (a) amend any outstanding Option or Stock Appreciation Right to reduce its exercise price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award.
10.7 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy Applicable Law. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
10.8 Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
ARTICLE XI.
MISCELLANEOUS
11.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continue employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or other written agreement between the Participant and the Company or any Subsidiary.
11.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Law requires, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).
11.3 Effective Date. The Plan will become effective on the date immediately prior to the date the Company’s registration statement relating to its initial public offering becomes effective (the “Effective Date”). No Incentive Stock Option may be granted pursuant to the Plan after the tenth anniversary of the earlier of (i) the date the Plan was approved by the Board and (ii) the date the Plan was approved by the Company’s stockholders.
11.4 Amendment of Plan. The Board may amend, suspend or terminate the Plan at any time and from time to time; provided that (a) no amendment requiring stockholder approval to comply with Applicable Law shall be effective unless approved by the Board, and (b) no amendment, other than an increase to the Overall Share Limit or pursuant to Article IX or Section 11.6, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Law.
11.5 Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States, establish subplans or procedures under the Plan or take any other necessary or appropriate action to address Applicable Law, including (a) differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters, (b) listing and other requirements of any foreign securities exchange, and (c) any necessary local governmental or regulatory exemptions or approvals.
11.6 Section 409A.
(a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 11.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Participant’s Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Participant’s Termination of Service. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
11.7 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer or other employee of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer or other employee of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer or other employee of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith; provided that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.
11.8 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 11.8 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 11.8. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
11.9 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
11.10 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary), the Plan will govern, unless such Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.
11.11 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to the conflict of law rules thereof or of any other jurisdiction.
11.12 Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Law or any policy of the Company providing for the reimbursement of incentive compensation, whether or not such policy was in place at the time of grant of an Award.
11.13 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
11.14 Conformity to Applicable Law. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Law. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in a manner intended to conform with Applicable Law. To the extent Applicable Law permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Law.
11.15 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as expressly provided in writing in such other plan or an agreement thereunder.
11.16 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.
11.17 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
11.18 Prohibition on Executive Officer Loans. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 10.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

EARGO

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V04887-P91600

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EARGO, INC.

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below:

	For All	Withhold All	For All Except
1. To elect two Class III directors to hold office until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominee:

01) Katie Bayne
02) Karr Narula

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

	For	Against	Abstain
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐
3. To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐
4. To adopt an amendment to the Company's 2020 Incentive Award Plan to revise the number of shares of common stock authorized for issuance thereunder.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR the election of the nominees for the Board of Directors and FOR proposals 2, 3 and 4. The persons named in this proxy will vote in their discretion upon such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement for the 2023 Annual Meeting of Stockholders as well as the Annual Report on Form 10-K are available at www.proxyvote.com.

V04888-P91600

EARGO, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
JUNE 7, 2023

The stockholders hereby appoint Adam Laponis, Chief Financial Officer of the Company, and Christy La Pierre, Chief Legal Officer and Secretary of the Company, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Eargo, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 A.M., Pacific Time on June 7, 2023, at www.virtualshareholdermeeting.com/EAR2023, and any continuation, adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY CONTINUATION, ADJOURNMENT OR POSTPONEMENT THEREOF.

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CONTINUED AND TO BE SIGNED ON REVERSE SIDE